PROSPECTUS

(NUVEEN INVESTMENTS LOGO)

                                  $440,000,000

                      NUVEEN QUALITY PREFERRED INCOME FUND
                            FUNDPREFERRED SHARES(TM)
                             3,520 SHARES, SERIES M
                             3,520 SHARES, SERIES T
                             3,520 SHARES, SERIES W
                            3,520 SHARES, SERIES TH
                           3,520 SHARES, SERIES F
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------

     Nuveen Quality Preferred Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of its total assets in securities that, at the time of investment, are investment grade quality, which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another. There can be no assurance that the Fund will achieve its investment objectives.

     The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Investors are advised to read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A Statement of Additional Information dated August 19, 2002 and as it may be supplemented, containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page 49 of this prospectus, may be obtained without charge by calling the Fund at (800) 257-8787. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed electronically with the SEC by the Fund.
                             ---------------------

     INVESTING IN FUNDPREFERRED SHARES ("FUNDPREFERRED SHARES") INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 20.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------

                                                                PER
                                                               SHARE           TOTAL
                                                               -----           -----
Public Offering Price                                         $25,000       $440,000,000
Sales Load(1)                                                 $   500       $  8,800,000
Proceeds to the Fund(2)(before expenses)                      $24,500       $431,200,000

------------
(1) A portion of the sales load from the offering of the Fund's FundPreferred shares will be paid to certain underwriters on the basis of their participation in the offering of the Fund's common shares.

(2) Not including offering expenses payable by the Fund estimated to be $438,000.

     The underwriters are offering the FundPreferred shares subject to various conditions. The underwriters expect to deliver FundPreferred shares in book-entry form, through the facilities of the Depository Trust Company to purchasers on or about August 22, 2002.

                             ---------------------

SALOMON SMITH BARNEY                                          NUVEEN INVESTMENTS
A.G. EDWARDS & SONS, INC.                                  PRUDENTIAL SECURITIES

August 19, 2002

     The Fund is offering 3,520, 3,520, 3,520, 3,520 and 3,520 shares of Series M, T, W, TH and F FundPreferred shares, respectively. The shares are referred to in this prospectus as "FundPreferred shares." The FundPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The FundPreferred shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. The dividend rate for the initial dividend rate period will be 1.85%, 1.85%, 1.85%, 1.85% and 1.85% for FundPreferred shares Series M, T, W, TH and F, respectively. The initial dividend period is from the date of issuance through September 2, 2002 for FundPreferred shares Series M, September 3, 2002 for FundPreferred shares Series T, September 4, 2002 for FundPreferred shares Series W, August 29, 2002 for FundPreferred shares Series TH and September 2, 2002 for FundPreferred shares Series F. For subsequent dividend periods, FundPreferred shares pay dividends based on a rate set at auction, usually held every seven (7) days. Prospective purchasers should carefully review the auction procedures described in the prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. FundPreferred shares are not listed on an exchange. You may only buy or sell FundPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The FundPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Prospectus Summary..........................................     1
Financial Highlights........................................     9
The Fund....................................................    10
Use of Proceeds.............................................    10
Capitalization..............................................    11
Portfolio Composition.......................................    11
The Fund's Investments......................................    12
Risk Factors................................................    20
How the Fund Manages Risk...................................    24
Management of the Fund......................................    25
Description of FundPreferred Shares.........................    27
The Auction.................................................    39
Description of Borrowings...................................    42
Description of Common Shares................................    42
Certain Provisions in the Declaration of Trust..............    42
Repurchase of Fund Shares; Conversion to Open-End Fund......    43
Tax Matters.................................................    44
Other Matters...............................................    46
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Redemption Agent..........................................    46
Underwriting................................................    47
Legal Opinions..............................................    48
Available Information.......................................    48
Table of Contents for the Statement of Additional
  Information...............................................    49

                            ------------------------

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus, Statement of Additional Information and the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund...................  Nuveen Quality Preferred Income Fund (the "Fund")
                             is a recently organized, non-diversified, closed-end management investment company. See "The Fund." The Fund's common shares, $.01 par value ("Common Shares"), are traded on the New York Stock Exchange under the symbol "JTP." See "Description of Common Shares." As of August 8, 2002 the Fund had 64,227,000 Common Shares outstanding and net assets applicable to Common Shares of $900,178,277.

Investment Objectives and
  Policies.................  The Fund's primary investment objective is high current income consistent with capital
                             preservation. The Fund's secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in
                             (i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

                             Under normal circumstances, the Fund will invest at least 80% of its net assets in preferred securities. The Fund intends to invest primarily in fully taxable preferred securities. Under normal circumstances, the Fund's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities.

                             The Fund will only invest in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or Fitch Ratings ("Fitch")), and securities that are unrated but judged to be of comparable quality by the Fund's subadviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are called "split-rated securities"). The Fund may invest up to 10% of its total assets in split-rated securities. See "The Fund's Investments -- Investment Objectives and Policies."

                             In addition, under normal circumstances:

                             - The Fund intends to invest at least 25% of its
                               net assets in the securities of companies principally engaged in financial services. See "The Fund's Investments -- Portfolio Composition -- Financial Services Company Securities."

                             - The Fund may invest up to 20% of its net assets
                               in debt securities, including convertible debt securities and convertible preferred securities. See "The Fund's Investments -- Portfolio Composition -- Debt Securities and Convertible Securities." Common stock acquired by the Fund pursuant to a convertible feature will be subject to this 20% limitation.

                             - While the Fund does not currently intend to
                               invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its net assets in illiquid securities.

                             - The Fund may invest up to 35% of its net assets
                               in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

                             The taxable preferred securities in which the Fund intends to invest are not expected to qualify for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). The Dividends Received Deduction generally allows corporations to deduct from their income 70% of certain dividends received. Accordingly, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction.

                             There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments."

Investment Adviser and
  Subadviser...............  Nuveen Institutional Advisory Corp. ("NIAC") is the
                             Fund's investment adviser and Spectrum Asset
                             Management, Inc. ("Spectrum") is the Fund's subadviser. NIAC is a wholly owned subsidiary of The John Nuveen Company and Spectrum is an independently managed subsidiary of Principal Capital Management LLC. Founded in 1898, The John Nuveen Company and its affiliates had over $76 billion of net assets under management or surveillance as of April 30, 2002. According to CDA Wiesenberger, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (89) and the amount of assets under management ($33 billion) as of April 30, 2002.

                             Spectrum is a registered investment adviser and as of April 30, 2002 had approximately $1.6 billion in assets under management. Spectrum was founded in 1987 and specializes in the management of diversified preferred security portfolios primarily for institutional clients. Collectively, subsidiaries and affiliates of Principal Capital Management LLC manage over $100 billion in combined assets worldwide.

Use of Leverage............  The Fund intends to use financial leverage, including issuing FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 33% of its total assets, including the proceeds of such leverage. In addition to the issuance of FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. Throughout this prospectus, commercial paper, notes or other borrowings sometimes may be collectively referred to as "Borrowings." Any Borrowings will likely have seniority over the FundPreferred shares.

                             Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Use of Hedging
Transactions...............  The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and
                             (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its average daily net assets (including assets attributable to any FundPreferred shares outstanding and the principal amount of any Borrowings) ("Managed Assets"), and may invest in options on futures the purchase price for which will not exceed 0.5% of Managed Assets in any calendar quarter. See "The Fund's Investments -- Hedging Transactions."

Interest Rate
Transactions...............  In connection with the Fund's anticipated use of leverage through the sale of FundPreferred shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                             In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

                             In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this default could negatively impact the Fund's ability to make dividend payments on the FundPreferred shares.

                             In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the FundPreferred shares or interest payments on Borrowings. If the Fund fails to meet an asset coverage ratio required by law or if the Fund does not meet a rating agency guideline in a timely manner, the Fund may be required to redeem some or all of the FundPreferred shares. See
                             "-- Redemption" below. Similarly, the Fund could be required to prepay the principal amount of Borrowings, if any. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

                             See "The Fund's Investments -- Use of Leverage" and "-- Hedging Transactions" for additional information.

The Offering...............  The Fund is offering 3,520, 3,520, 3,520, 3,520 and
                             3,520 shares of Series M, T, W, TH and F, respectively, each at a purchase price of $25,000 per share. FundPreferred shares are being offered by the underwriters listed under "Underwriting."

Risk Factors Summary.......  Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. The primary risks of investing in FundPreferred shares are:

                             - if an auction fails you may not be able to sell
                               some or all of your shares;

                             - because of the nature of the market for
                               FundPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                             - a rating agency could downgrade FundPreferred
                               shares, which could affect liquidity;

                             - the Fund may be forced to redeem your shares to
                               meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                             - in extraordinary circumstances the Fund may not
                               earn sufficient income from its investments to pay dividends;

                             - the FundPreferred shares will be junior to any
                               Borrowings;

                             - any Borrowings may constitute a substantial lien
                               and burden on the FundPreferred shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                             - if the Fund leverages through Borrowings, the
                               Fund may not be permitted to declare dividends or other distributions with respect to the FundPreferred shares or purchase FundPreferred shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default.

                             For additional general risks of investing in the Fund, see "Risk Factors -- General Risks of Investing in the Fund" below.

Trading Market.............  FundPreferred shares are not listed on an exchange.
                             Instead, you may buy or sell FundPreferred shares at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in FundPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created or, if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                             The table below shows the first auction date for each Series of FundPreferred shares and the day on which each subsequent auction will normally be held for each Series of FundPreferred shares. The first auction date for each Series of FundPreferred shares will be the business day before the dividend payment date for the initial dividend period for each Series of FundPreferred shares.

                             The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

                                                  FIRST AUCTION  SUBSEQUENT
                                          SERIES      DATE*       AUCTION
                                          ------  -------------  ----------
                                          M       August 30      Monday
                                          T       September 3    Tuesday
                                          W       September 4    Wednesday
                                          TH      August 29      Thursday
                                          F       August 30      Friday

                             -----------------------------------------

                             * All dates are 2002.

Dividends and Dividend
Periods....................  The table below shows the dividend rate for the initial dividend period of the FundPreferred shares offered in this prospectus. For subsequent dividend periods, FundPreferred shares will pay dividends based on a rate set at auctions, normally held every seven (7) days. In most instances dividends are also paid every seven (7) days, on the day following the end of the rate period. The Applicable Rate that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the "Minimum Rate") or greater than 150% (the "Maximum Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date. See "Description of FundPreferred shares -- Dividends and Dividend
                             Periods -- Determination of Dividend Rate" and "The Auction."

                             The table below also shows the date from which dividends on the FundPreferred shares will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If dividends are payable on Monday or Tuesday and that day is not a business day, then your dividends will normally be paid on the first business day that falls after that day. If dividends are payable on a Wednesday, Thursday or Friday and that day is not a business day, then your dividends will normally be paid on the first business day prior to that day.

                             Finally, the table below shows the number of days of the initial dividend period for the FundPreferred shares. Subsequent dividend periods generally will be seven (7) days. The dividend payment date for special dividend periods of other than seven (7) days will be set out in the notice designating a special dividend period. See "Description of FundPreferred shares -- Dividends and Dividend Periods -- Notification of Dividend Periods."

                                                     DATE OF      PAYMENT DATE                    NUMBER OF
                                        INITIAL    ACCUMULATION   FOR INITIAL    SUBSEQUENT    DAYS OF INITIAL
                                        DIVIDEND    AT INITIAL      DIVIDEND      DIVIDEND        DIVIDEND
                               SERIES     RATE        RATE*         PERIOD*      PAYMENT DAY       PERIOD
                               ------   --------   ------------   ------------   -----------   ---------------
                                M         1.85%     August 22     September 3    Tuesday             12
                                T         1.85      August 22     September 4    Wednesday           13
                                W         1.85      August 22     September 5    Thursday            14
                                TH        1.85      August 22     August 30      Friday               8
                                F         1.85      August 22     September 3    Monday              12

                              ------------------------------------------

                              * All dates are 2002.

Ratings....................  It is a condition of the underwriters' obligation to purchase the FundPreferred shares that the FundPreferred shares receive a rating of "AAA" from Fitch and "Aaa" from Moody's.

Restrictions on Dividend
  Redemption and Other
  Payments.................  If the Fund issues any Borrowings that constitute senior securities representing indebtedness (as defined in the 1940 Act), under the 1940 Act, the Fund would not be permitted to declare any dividend on FundPreferred shares unless, after giving effect to such dividend, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem FundPreferred shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of FundPreferred shares would also be prohibited at any time that an event of default under any Borrowings has occurred and is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments."

Asset Maintenance..........  The Fund must maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the FundPreferred shares on a non-discounted basis of at least 200% as of the last business day of each month. See "Description of FundPreferred Shares -- Asset Maintenance."

                             The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the FundPreferred shares Basic Maintenance Amount has been satisfied have been established by Fitch and Moody's in connection with the Fund's receipt from Fitch and Moody's of the "AAA" and "Aaa", respectively, Credit Rating with respect to the FundPreferred shares on their Date of Original Issue.

                             The Fund estimates that on the Date of Original Issue, the 1940 Act FundPreferred shares Asset Coverage, based on the composition of its portfolio as of August 8, 2002, after giving effect to the issuance of the FundPreferred shares ($440,000,000) and the deduction of sales loads and estimated offering expenses for such shares ($9,238,000), will be 302%.

                             In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings.

Redemption.................  Although the Fund will not ordinarily redeem
                             FundPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem FundPreferred shares in certain circumstances. See "Description of FundPreferred
                             Shares -- Redemption."

Liquidation Preference.....  The liquidation preference of the shares of each series of FundPreferred shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of FundPreferred Shares -- Liquidation."

Voting Rights..............  Except as otherwise indicated, holders of
                             FundPreferred shares have one vote per share and vote together with holders of Common Shares as a single class.

                             In connection with the election of the Board of Trustees, the holders of outstanding preferred shares of beneficial interest ("Preferred Shares"), including FundPreferred shares, as a class, shall be entitled to elect two trustees of the Fund. The holders of outstanding shares of Common Shares and Preferred Shares, including FundPreferred shares, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, the holders of Preferred Shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of FundPreferred Shares -- Voting Rights."

Federal Income Taxes.......  Distributions with respect to the FundPreferred shares will generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of (i) income from securities that are not anticipated to be eligible for a dividends received deduction, (ii) capital gain, and (iii) interest income, corporate investors in the FundPreferred shares generally will not be entitled to the 70% dividends received deduction. The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Tax Matters."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on June 25, 2002 until July 23, 2002. Since the Fund was recently organized and commenced operations on June 25, 2002, the table covers approximately four weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                               (UNAUDITED)
                                                                (JUNE 25 -
                                                              JULY 23, 2002)
                                                              --------------
PER SHARE OPERATING PERFORMANCE:
  Common Share Net Asset Value, Beginning of Period.........     $  14.33
                                                                 --------
     Net Investment Income..................................          .03
     Net Realized/Unrealized Gain (Loss) from Investments...         (.31)
                                                                 --------
          Total from Investment Operations..................         (.28)
                                                                 --------
  Offering Costs............................................         (.02)
                                                                 --------
  Common Share Net Asset Value, End of Period...............     $  14.03
                                                                 ========
  Per Share Market Value, End of Period.....................     $  15.00
  Total Return on Common Share Net Asset Value..............        (2.09)%
  Total Investment Return on Market Value...................           --%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets Applicable to Common Shares, End of Period (In
     Thousands).............................................     $873,880
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares Before Reimbursement.....................          .96%*
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares Before Reimbursement.......         3.03%*
  Ratio of Expenses to Average Net Assets Applicable to
     Common Shares After Reimbursement......................          .64%*
  Ratio of Net Investment Income to Average Net Assets
     Applicable to Common Shares After Reimbursement........         3.35%*
  Portfolio Turnover Rate...................................           --%

------------

* Annualized

                                    THE FUND

     The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 24, 2002, pursuant to a Declaration of Trust (the "Declaration of Trust") governed by the laws of the Commonwealth of Massachusetts. On June 28, 2002, the Fund issued an aggregate of 56,000,000 Common Shares of beneficial interest, par value $.01 per share, pursuant to the initial public offering thereof. On July 17, 2002 and August 8, 2002, the Fund issued an additional 6,300,000 and 1,920,000, respectively, of Common Shares in connection with the exercise by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the New York Stock Exchange (the "Exchange") under the symbol "JTP." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is
(800) 257-8787.

     The following provides information about the Fund's outstanding shares as of August 8, 2002:

                                                                             AMOUNT HELD
                                                                           BY THE FUND OR      AMOUNT
                   TITLE OF CLASS                      AMOUNT AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
                   --------------                      -----------------   ---------------   -----------
Common Shares........................................      unlimited              0          64,227,000
FundPreferred shares.................................      unlimited              0                   0
  Series M...........................................          3,520              0                   0
  Series T...........................................          3,520              0                   0
  Series W...........................................          3,520              0                   0
  Series TH..........................................          3,520              0                   0
  Series F...........................................          3,520              0                   0

                                USE OF PROCEEDS

     The net proceeds of the offering will be approximately $430,762,000 after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investment", as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in preferred and debt securities that meet those investment objectives and policies within one month after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of August 8, 2002 and as adjusted, to give effect to the issuance of all the FundPreferred shares offered hereby.

                                                                  ACTUAL      AS ADJUSTED
                                                                  ------      -----------
                                                               (UNAUDITED)    (UNAUDITED)
FundPreferred Shares, $25,000 stated value per share; at
  liquidation value; unlimited shares authorized (no shares
  issued and 17,600 shares issued as adjusted,
  respectively).............................................   $         --   $440,000,000
                                                               ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share; unlimited shares
     authorized, 64,227,000 shares outstanding*.............   $    642,270   $    642,270
  Paid-in surplus**.........................................    918,124,761    908,886,761
  Undistributed net investment income.......................      4,457,877      4,457,877
  Accumulated net realized gain from investments............        467,086        467,086
  Net unrealized appreciation (depreciation) of
     investments............................................    (23,513,717)   (23,513,717)
                                                               ------------   ------------
  Net assets applicable to Common Shares....................   $900,178,277   $890,940,277
                                                               ============   ============

------------
 *  None of these outstanding shares are held by or for the account of the Fund.

** As adjusted paid-in surplus reflects a reduction for the sales load and estimated offerings costs of the FundPreferred shares issuance ($9,238,000).

                             PORTFOLIO COMPOSITION

     As of August 8, 2002, 93.9% of the market value of the Fund's portfolio was invested in long-term investments and 6.1% of the market value of the Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in
(i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal circumstances, the Fund will invest:

     - at least 80% of its Managed Assets in preferred securities;

     - up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

     - 100% of its total assets in securities that, at the time of investment, are investment grade quality, which may include up to 10% in split-rated securities.

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are offered, traded or listed in U.S. markets.

     Investment grade quality securities are those rated within the four highest grades by at least one of the NRSROs (Baa or BBB or better by Moody's, S&P or Fitch), and securities that are unrated but judged to be of comparable quality by Spectrum. Investment grade securities may include split-rated securities. The Fund may invest up to 10% of its total assets in split-rated securities. See Appendix B in the Statement of Additional Information for a description of security ratings.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, including FundPreferred shares, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including FundPreferred shares, voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

INVESTMENT PHILOSOPHY AND PROCESS

     Investment Philosophy. Spectrum's investment philosophy is centered on several underlying themes:

          Income Orientation. Over time the primary contributor to the total return of Spectrum's strategy comes from providing high levels of current income.

          High Quality Credit Focus. Spectrum believes there is a potential advantage to investing in subordinated preferred securities of strong, highly rated issuers as opposed to owning the senior debt of what Spectrum considers to be weak, deteriorating issuers.

          The Preferred Securities Market. Since its founding in 1987, Spectrum has focused on utilizing preferred securities, which during some periods have been the highest yielding investment grade issues in the U.S. capital markets, to meet its clients' investment objectives. Past performance of preferred securities is no guarantee of future results of such securities or of the Fund.

     Investment Process.  Spectrum's investment process focuses on:

          Macroeconomic and Credit Analysis. Spectrum's process begins by utilizing its in-house research capabilities and external credit sources such as Moody's, Fitch and S&P to identify economic sectors, industries and companies that Spectrum believes have a stable or improving credit profile.

          Security Selection. Spectrum employs a value-oriented style with a focus on choosing preferred securities that it believes are attractive relative to both other preferred securities and to the same issuer's senior debt. Features such as yield, call protection, subordination and liquidity are analyzed to justify inclusion within the portfolio.

          Diversification. Spectrum will seek to invest in a large number of different industries and issuers within both the financial services sector and within other areas of the economy in order to help to insulate the portfolio from events that affect any particular company or sector.

          Trading Opportunities. While income is the primary objective of the Fund, Spectrum will also seek to enhance portfolio value by trading to take advantage of inefficiencies found in the preferred securities market. This often entails selling issues Spectrum deems to be overvalued and buying what Spectrum considers to be undervalued securities.

          Full Investment. Spectrum's general strategy is to remain primarily invested in taxable preferred securities; although, it may at times use permitted temporary investments to adopt a defensive strategy if in its opinion such strategy is warranted by market conditions.

PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

     Preferred Securities. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities, not including convertible preferred securities. The Fund intends to invest primarily in taxable preferred securities that do not qualify for the Dividends Received Deduction. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Preferred shareholders usually have no right to vote for corporate directors or on other matters.

     The Fund intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services (which are prominent issuers of preferred securities) and is subject to the risks of such concentration (See "-- Financial Services Company Securities").

     Taxable Preferred Securities. Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the dividend income they receive. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, not all preferred securities pay dividends that are eligible for the Dividends Received Deduction. Spectrum intends to invest primarily in taxable preferred securities (often referred to as "hybrid" preferred securities) that do not qualify for the Dividends Received Deduction. These types of taxable preferred securities typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment.

     Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

     Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), these taxable preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable preferred securities include but are not limited to:((1))

     - trust originated preferred securities ("TOPRS(R)");

     - monthly income preferred securities ("MIPS(R)");

     - quarterly income bond securities ("QUIBS(R)");

     - quarterly income debt securities ("QUIDS(R)");

     - quarterly income preferred securities ("QUIPS(SM)");

     - corporate trust securities ("CORTS(R)");

     - public income notes ("PINES(R)"); and

     - other trust preferred securities.

     Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

     Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such,

------------

(1) TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley Dean Witter & Co. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

     Non-U.S. Securities.   The Fund may invest up to 35% of its Managed Assets
in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.

     Financial Services Company Securities.   The Fund intends to invest at
least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

     Debt Securities and Convertible Securities.   The Fund may invest up to 20%
of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities. Common stock acquired pursuant to a conversion feature will be subject to this 20% limitation. The Fund's investments in debt securities may include investments in U.S. dollar denominated corporate debt securities issued by domestic and non-U.S. corporations (subject to the requirements noted above) and U.S. dollar denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. government or its agencies or instrumentalities (subject to the requirements noted above). Convertible securities are debt securities or preferred stock that are exchangeable for common stock of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

     Common Stock. Common Stock acquired by the Fund pursuant to a convertible feature will be subject to the 20% limitation noted above. Common stock generally represents an ownership interest in an issuer.

     Hedging Transactions. The Fund may engage in hedging and other transactions from time to time for the purpose of hedging some of its portfolio. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase price for which will not exceed 0.5% of Managed Assets in any calendar quarter. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

     Illiquid Securities. While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Spectrum and NIAC the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Spectrum and NIAC to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its Managed Assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

     Short-Term Debt Securities; Defensive Position. Upon Spectrum's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of the FundPreferred shares are being invested, the Fund may deviate from its investment objectives and will invest all or any portion of its Managed Assets in short-term investment grade debt securities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, during the temporary periods when the net proceeds of the offering of FundPreferred shares are being invested, the Fund may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly, or short-term debt securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its FundPreferred shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks Factors -- General Risks of

Investing in the Fund," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     Initial Portfolio Composition. If current market conditions persist, the Fund expects that its initial portfolio of preferred securities and debt securities will be comprised of securities with the following ratings, or in unrated securities judged by Spectrum to be of comparable credit quality: 40-45% in A or better and 55-60% in Baa. The Fund does not intend to invest any of its portfolio in securities that are, at the time of investment, either rated below investment grade by all of the NRSROs or that are unrated but judged to be below investment grade quality by Spectrum. In addition, the Fund will not invest more than 10% of its total assets in split-rated securities. The average call protection of the Fund's portfolio is expected to be approximately three to four years.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Spectrum's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Spectrum, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

USE OF LEVERAGE

     The Fund intends to use leverage through the issuance of FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 33% of its total assets, including the proceeds of such leverage. In addition to issuing FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. See "Description of FundPreferred shares" and "Description of Borrowings" below. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when Spectrum and NIAC believe that such use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors -- Risks of Investing in FundPreferred Shares -- Leverage Risk." The management fee paid to Spectrum and NIAC will be calculated on the basis of the Fund's Managed Assets, (which includes the proceeds of financial leverage), so the fees will be higher when leverage is utilized.

HEDGING TRANSACTIONS

     The Fund may engage in hedging and other transactions from time to time for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

     Portfolio Hedging Transactions. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the premiums for which will not exceed 0.5% of Managed Assets in any calendar quarter.

     U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

     Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors.

     The Fund also may invest in relatively new instruments without a significant trading history. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

     Interest Rate Transactions. In connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundPreferred shares.

RISKS OF INVESTING IN FUNDPREFERRED SHARES

     Interest Rate Risk. The Fund issues FundPreferred shares, which pay dividends based on short-term interest rates. The Fund generally will purchase preferred and debt securities that pay fixed or adjustable rate dividends. If short-term interest rates rise, dividend rates on the FundPreferred shares may rise so that the amount of dividends paid to stockholders of FundPreferred shares exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the FundPreferred shares offering) is available to pay dividends on the FundPreferred shares, dividend rates on the FundPreferred shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the FundPreferred shares would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundPreferred shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See "How the Fund Manages Risk."

     Auction Risk. You may not be able to sell your FundPreferred shares at an auction if the auction fails; that is, if there are more FundPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain FundPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of FundPreferred Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. If you try to sell your FundPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for FundPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your FundPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued FundPreferred shares dividends, however, should at least partially compensate for the increased market interest rates.

     Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA", respectively, to FundPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in FundPreferred shares. A rating agency could downgrade FundPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades FundPreferred shares, the Fund will alter its portfolio or redeem FundPreferred shares. The Fund may voluntarily redeem FundPreferred shares under certain circumstances. See "Description of FundPreferred Shares -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your FundPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, FundPreferred shares dividend rates would increase, tending to offset this risk.

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on FundPreferred shares unless it satisfies certain conditions. See "Description of FundPreferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of FundPreferred shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters -- Federal Income Tax Treatment of the Fund" in the Statement of Additional Information.

     Leverage Risk. The Fund uses financial leverage for investment purposes in an amount currently anticipated to represent approximately 33% of its total assets (including the proceeds from such financial leverage). In addition to issuing FundPreferred shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. In addition, the Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of FundPreferred shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the FundPreferred shares, to 200% of the aggregate value of any senior securities and the FundPreferred shares.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to FundPreferred shares, or purchase or redeem shares, including FundPreferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to Spectrum and NIAC will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving Spectrum and NIAC an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

     Investment Risk and Interest Rate Risk. Your investment in the FundPreferred shares represents an indirect investment in preferred securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The Fund may also invest to a limited extent in common equity securities or convertible debt or convertible preferred securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

     Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise.

     During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

     Credit Risk; Subordination. Credit risk is the risk that a preferred or debt security in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The Fund may invest up to 10% of its total assets in split-rated securities. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by Spectrum) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive than securities without a split-rating to negative developments, such as a decline in the issuer's revenues or a general economic downturn. Preferred securities are subordinated borrowing to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

     Special Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities:

          Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

          In the case of certain taxable preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

          Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

          Supply of Taxable Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

          New Types of Securities. From time to time, preferred securities, including taxable preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if Spectrum believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. Spectrum believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objectives.

     Concentration Risk. The Fund intends to invest at least 25% of its Managed Assets in preferred securities of companies principally engaged in financial services. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

     Concentration of investments in the financial services sector includes the following risks:

     - regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

     - changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

     - concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

     - competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

     Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

     Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region.

     Hedging Risk. The Fund's use of hedging and other transactions to reduce the portfolio's exposure to increases in interest rates could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such hedging and other transactions entered into by the Fund, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of hedging and other transactions to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Spectrum's judgment in this respect will be correct. See "The Fund's Investments -- Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

     Interest Rate Transactions Risk. The Fund may enter into swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "The Fund's Investments -- Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

     Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

     Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

     Restricted and Illiquid Securities. The Fund may invest, on an ongoing basis, in restricted securities and other investments which may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth herein and in the Statement of Additional Information in order to obtain and maintain ratings from Moody's or Fitch on the FundPreferred shares. See "Investment Objectives -- Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

QUALITY INVESTMENTS

     The Fund will invest its net assets in securities that are investment grade quality at the time of investment. Investment grade quality securities are those rated within the four highest grades by at least one of the NRSROs (Baa or BBB or better by Moody's, S&P or Fitch), and securities that are unrated but judged to be of comparable quality by Spectrum. Investment grade securities may include split-rated securities. The Fund may invest up to 10% of its total assets in split-rated securities.

LIMITED BORROWINGS

     Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

OTHER

     Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

     While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NIAC and Spectrum. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

     NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. NIAC serves as investment adviser to investment portfolios with approximately $2.4 billion in assets under management as of April 30, 2002. See the Statement of Additional Information under "Investment Advisers."

     NIAC is responsible for the selection of the subadviser and ongoing monitoring of the subadviser, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     NIAC is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, The John Nuveen Company and its affiliates had over $76 billion of net assets under management or surveillance as of April 30, 2002. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

     Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is the subadviser to the Fund. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in 1987 and had approximately $1.6 billion in assets under management as of April 30, 2002.

     Spectrum is an independently managed subsidiary of Principal Capital Management LLC which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Capital Management LLC manage over $100 billion in combined assets worldwide.

     A team of full-time Spectrum professionals, working together as the Fund's Investment Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV are co-portfolio managers of the Fund. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Jacoby is a Senior Vice President of Spectrum. As a subsidiary of Principal Capital Management LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts. See "The Fund's Investments -- Investment Philosophy and Process."

     Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay for the services and facilities provided by NIAC an annual management fee, payable on a monthly basis, according to the following schedule:

                                                                MANAGEMENT
              AVERAGE DAILY MANAGED ASSETS(1)                      FEE
              -------------------------------                   ----------
Up to $500 million..........................................       .9000%
$500 million to $1 billion..................................       .8750%
$1 billion to $1.5 billion..................................       .8500%
$1.5 billion to $2.0 billion................................       .8250%
Over $2.0 billion...........................................       .8000%

------------
(1) Including net assets attributable to FundPreferred shares and the principal amount of Borrowings, if any.

     Spectrum receives from NIAC a percent of the management fee (net of the reimbursements described below) according to the following schedule:

                                                                PERCENTAGE OF
                                                                 MANAGEMENT
              AVERAGE DAILY MANAGED ASSETS(1)                        FEE
              -------------------------------                   -------------
Up to $125 million..........................................        50.0%
$125 million to $150 million................................        47.5%
$150 million to $175 million................................        45.0%
$175 million to $200 million................................        42.5%
$200 million and over.......................................        40.0%

------------
(1) Including net assets attributable to FundPreferred shares and the principal amount of Borrowings, if any.

     In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first eight full years of the Fund's operation, NIAC and Spectrum have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                           PERCENTAGE
                           REIMBURSED
     YEAR ENDING       (AS A PERCENTAGE OF
       JUNE 30         MANAGED ASSETS)(1)
     -----------       -------------------
  2002(2)............         0.32%
  2003...............         0.32%
  2004...............         0.32%
  2005...............         0.32%
  2006...............         0.32%

                           PERCENTAGE
                           REIMBURSED
     YEAR ENDING       (AS A PERCENTAGE OF
       JUNE 30         MANAGED ASSETS)(1)
     -----------       -------------------
  2007...............         0.32%
  2008...............         0.24%
  2009...............         0.16%
  2010...............         0.08%

------------
(1) Including net assets attributable to FundPreferred shares and the principal amount of Borrowings.
(2) From the commencement of operations.

     NIAC and Spectrum have not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2010.

                      DESCRIPTION OF FUNDPREFERRED SHARES

     The following is a brief description of the terms of FundPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of FundPreferred shares in the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement"), a form of which is attached as Appendix A to the Statement of Additional Information.

GENERAL

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of FundPreferred shares as follows: 3,520, 3,520, 3,520, 3,520 and 3,520 FundPreferred shares Series M, T, W, TH and F, respectively. The FundPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The FundPreferred shares when issued and sold through this Offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The FundPreferred shares will be subject to optional and mandatory redemption as described below under "-- Redemption."

     Holders of FundPreferred shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the FundPreferred shares.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the FundPreferred shares. Furthermore, the Auction Agent will send notices to holders of FundPreferred shares of any meeting at which holders of FundPreferred shares have the right to vote. See
"-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of FundPreferred shares, so long as the Fund is current in the payment of dividends on the FundPreferred shares and on any other capital shares of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of FundPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," and no more payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such dividend period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the FundPreferred shares shall be 12, 13, 14, 8, and 12 days for FundPreferred shares Series M, FundPreferred shares Series T, FundPreferred shares Series W, FundPreferred shares Series TH and FundPreferred shares Series F, respectively. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred shares Basic Maintenance Amount nor, for Standard Dividend Periods or less only, will the Applicable Rate be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect to Dividend Periods of more than the Standard Dividend Period.

     The Maximum Rate for the FundPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of FundPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the FundPreferred shares shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a FundPreferred shares Basic Maintenance Certificate (as defined below) to each Rating Agency which is then rating the FundPreferred shares and so requires.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8) days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of FundPreferred shares. No Default Period with respect to a

Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the FundPreferred shares, the Fund intends to distribute such net investment income to the holders of the Common Shares. The term "net investment income" includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gains, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) annually to the holders of the Common Shares (subject to the prior rights of the holders of the FundPreferred shares) subject to the foregoing and any requirements of Massachusetts law. The Fund will designate distributions made with respect to FundPreferred shares as capital gain distributions in proportion to the FundPreferred shares' share of total dividends paid during the year. See "Tax Matters -- Federal Income Tax Treatment of Holders of FundPreferred Shares."

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the FundPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the FundPreferred shares or purchase or redeem FundPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of FundPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of FundPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of FundPreferred shares will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights shall be the exclusive remedy of the holders of FundPreferred shares upon any failure to pay dividends on the FundPreferred shares.

     For so long as any FundPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the FundPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act FundPreferred shares Asset Coverage (as defined below) (see "-- Asset Maintenance"); (iii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see "-- Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund, at its option, may redeem FundPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available thereof, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. FundPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available thereof prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of FundPreferred shares by reason of the redemption of FundPreferred shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase FundPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the FundPreferred shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See "-- Asset Maintenance." The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the FundPreferred shares Basic Maintenance Amount or 1940 Act FundPreferred shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all FundPreferred shares then outstanding will be redeemed), and (ii) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefore on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred shares Basic Maintenance Amount or the 1940 Act FundPreferred shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of FundPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of FundPreferred shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of FundPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of shares of FundPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the FundPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of a series of FundPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of FundPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be Outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of FundPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of FundPreferred shares called for redemption may look only to the Fund for payment.

     So long as any FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no FundPreferred shares may be redeemed unless all dividends in arrears on the outstanding FundPreferred shares, and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundPreferred shares and all shares ranking in a parity with the FundPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of FundPreferred shares for which

Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a rating agency, at least equal to the aggregate liquidation preference of the FundPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for FundPreferred shares of at least 200%.

     FundPreferred shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of FundPreferred shares is Outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating the FundPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The "FundPreferred shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

          (i) (A) the sum of the products resulting from multiplying the number of Outstanding FundPreferred shares on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding FundPreferred shares that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the FundPreferred shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

          (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through
     (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the Statement of Additional Information.

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the Market Value of the Fund's portfolio holdings for purposes of determining compliance with the FundPreferred shares Basic Maintenance Amount are based on criteria established in connection with rating the FundPreferred shares. The Discount Factor relating to any asset of the Fund, the FundPreferred shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event that the Fund receives written confirmation from each rating agency which is then rating the FundPreferred shares and which so requires that any such changes would not impair its rating.

     A rating agency's guidelines will apply to FundPreferred shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating FundPreferred shares. The ratings assigned to FundPreferred shares are not recommendations to buy, sell or hold FundPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of FundPreferred shares should be evaluated independently of any other rating.

     1940 Act FundPreferred shares Asset Coverage. The Fund is also required to maintain, with respect to FundPreferred shares, as of the last Business Day on any month in which any FundPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundPreferred shares Asset Coverage"). If the Fund fails to maintain the 1940 Act FundPreferred shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of August 8, 2002, assuming the issuance of all FundPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $9,238,000 the

         Value of Fund assets less liabilities not
               representing senior securities                        1,330,940,277
------------------------------------------------------------   =    ---------------    =    302%
      Senior securities representing indebtedness plus                440,000,000
          aggregate liquidation preference of the
                    FundPreferred shares

     Notices. After the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundPreferred shares (i) a certificate with respect to the calculation of the FundPreferred shares Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundPreferred shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent accountants regarding the accuracy of such calculations. See "Description of FundPreferred Shares -- Notices" in the Statement of Additional Information.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then outstanding and any other shares ranking on a parity with the FundPreferred shares then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the FundPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of FundPreferred shares will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such FundPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the FundPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

     A consolidation or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated herein and except as otherwise required by applicable law, holders of FundPreferred shares have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding Preferred Shares, including each Series of the FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including each Series of the FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the Preferred Shares, including FundPreferred shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the FundPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including the FundPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the FundPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the FundPreferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the FundPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of FundPreferred shares issued after the date hereof shall vote with the FundPreferred shares as a single class on the matters described above, and the issuance of any other FundPreferred shares by the Fund may reduce the voting power of the FundPreferred shares.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including each Series of the FundPreferred shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Shares;
(iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the Preferred Shares (except that the Board of Trustees, without the vote or consent of the holders of Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred shares Asset Coverage and FundPreferred shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to FundPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of FundPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares.

     The Auction Agent after each Auction for FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a

Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for series of FundPreferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of FundPreferred shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundPreferred shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundPreferred shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of FundPreferred shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundPreferred shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundPreferred shares held by it. A

Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a series of FundPreferred shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of FundPreferred shares do not exist, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefore. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of FundPreferred shares, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of FundPreferred shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF FUNDPREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market of FundPreferred shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of FundPreferred shares will provide owners with liquidity of investment. FundPreferred shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefore, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of FundPreferred shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of FundPreferred shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, including FundPreferred shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the FundPreferred shares shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to FundPreferred shares shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including FundPreferred shares.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever FundPreferred shares are outstanding, Common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions.

     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Preferred Shares, including FundPreferred shares, outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, including FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Shares, including FundPreferred shares, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, the affirmative vote of the holders of at least a majority of the Preferred Shares, including FundPreferred shares, outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares, including FundPreferred shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

     The following is intended to be a general summary of certain federal income tax consequences of investing in FundPreferred shares. It is not intended as a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the corporate dividends received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders' hands.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law, the Fund is of the opinion that FundPreferred shares will constitute stock of the Fund, and thus distributions with respect to FundPreferred shares (other than as described below and other than distributions in redemption of FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. Dividends designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to FundPreferred shares as capital gain dividends in proportion to the FundPreferred shares' share of total dividends paid during the year. See "Tax Matters -- Federal Income Tax Treatment of Holders of FundPreferred Shares" in the Statement of Additional Information.

SALE OF SHARES

     The sale of FundPreferred shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of FundPreferred shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares of FundPreferred shares sold. If such FundPreferred shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in FundPreferred shares.

                                 OTHER MATTERS

     A lawsuit was brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen in the federal district court for the Seventh Circuit Court of Appeals against Nuveen Advisory Corp. ("Nuveen Advisory"). The suit was originally brought against Nuveen, Nuveen Advisory, six Nuveen investment companies (the "leveraged closed-end funds") managed by Nuveen Advisory and two of the leveraged closed-end funds' former directors seeking unspecified damages, an injunction and other relief. The suit also sought certification of a defendant class consisting of all Nuveen-managed leveraged funds.

     The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

     The defendants filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory is discussed below.

     As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period, or more than $60 million. Nuveen Advisory believes that it has no liability and the plaintiffs have suffered no damages and filed a motion for summary judgment as to both liability and damages. Plaintiffs filed a motion for partial summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001.

     In an opinion dated July 8, 2002, the Seventh Circuit Court of Appeals affirmed the opinion of the district court dismissing the plaintiffs' lawsuit. Any petition for a writ of certiorari to the United States Supreme Court seeking to appeal the Seventh Circuit opinion would need to be filed within ninety days of the Seventh Circuit's July 8, 2002 opinion.

              CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Bank of New York is the Auction Agent with respect to shares of FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                                  UNDERWRITING

     Salomon Smith Barney Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of FundPreferred shares set forth opposite the name of such underwriter.

                                                           NUMBER OF SHARES
                                         -----------------------------------------------------
UNDERWRITERS                             SERIES M   SERIES T   SERIES W   SERIES TH   SERIES F
------------                             --------   --------   --------   ---------   --------
Salomon Smith Barney Inc. .............    2,288      2,288      2,288      2,288       2,288
Nuveen Investments.....................      176        176        176        176         176
A.G. Edwards & Sons, Inc. .............      596        596        596        596         596
Prudential Securities Incorporated.....      460        460        460        460         460
                                          ------     ------     ------     ------      ------
          Total........................    3,520      3,520      3,520      3,520       3,520

     The underwriting agreement provides that the obligations of the several underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the FundPreferred shares if they purchase any of the shares.

     The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $500 per share is equal to 2.0% of the initial offering price. A portion of the sales load from the offering of the Fund's FundPreferred shares will be paid to certain underwriters on the basis of their participation in the offering of the Fund's Common Shares. The underwriters may allow, and such dealers may reallow, a concession not in excess of $37.50 per share on sales to certain other dealers. If all of the FundPreferred shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any FundPreferred shares purchased on or before August 22, 2002.

     The Fund anticipates that from time to time the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund, subject to applicable law.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the underwriters, is an affiliate of NIAC.

     The Fund, NIAC and Spectrum have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

     The settlement date for the purchase of FundPreferred shares will be August 22, 2002, as agreed upon by the underwriters, the fund and NIAC pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the FundPreferred shares offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett, New York, New York. Vedder, Price, Kaufman & Kammholz and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objectives.......................................   S-1
Investment Policies and Techniques..........................   S-3
Other Investment Policies and Techniques....................   S-6
Management of the Fund......................................  S-14
Investment Advisers.........................................  S-20
Portfolio Transactions and Brokerage........................  S-24
Net Asset Value.............................................  S-25
Description of FundPreferred Shares.........................  S-26
Additional Information Concerning The Auctions For
  FundPreferred shares......................................  S-27
Certain Provisions in the Declaration of Trust..............  S-28
Repurchase of Fund Shares; Conversion to Open-End Fund......  S-30
Tax Matters.................................................  S-31
Experts.....................................................  S-36
Additional Information......................................  S-36
Report of Independent Auditors and Financial Statements.....   F-1
Statement Establishing and Fixing the Rights and
  Preferences of FundPreferred Shares (Appendix A)..........   A-1
Rating of Investments (Appendix B)..........................   B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  ____________

                            NUVEEN QUALITY PREFERRED
                                  INCOME FUND

                            FUNDPREFERRED SHARES(TM)

                             3,520 SHARES, SERIES M
                             3,520 SHARES, SERIES T
                             3,520 SHARES, SERIES W
                            3,520 SHARES, SERIES TH
                             3,520 SHARES, SERIES F

                               -----------------

                                   PROSPECTUS

                                AUGUST 19, 2002

                               -----------------

                              SALOMON SMITH BARNEY
                               NUVEEN INVESTMENTS
                           A.G. EDWARDS & SONS, INC.
                             PRUDENTIAL SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     UNTIL SEPTEMBER 13, 2002 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE FUNDPREFERRED SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                      NUVEEN QUALITY PREFERRED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Quality Preferred Income Fund (the "Fund") is a recently organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated August 19, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing FundPreferred shares in this offering. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.
                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Investment Objectives......................................................S-1
Investment Policies and Techniques.........................................S-3
Other Investment Policies and Techniques...................................S-6
Management of the Fund....................................................S-14
Investment Advisers.......................................................S-20
Portfolio Transactions and Brokerage......................................S-24
Net Asset Value...........................................................S-25
Description of FundPreferred Shares.......................................S-26
Additional Information Concerning The Auctions For
  Fund Preferred Shares...................................................S-27
Certain Provisions in the Declaration of Trust............................S-28
Repurchase of Fund Shares; Conversion to Open-End Fund....................S-30
Tax Matters...............................................................S-31
Experts  .................................................................S-36
Additional Information....................................................S-36
Report of Independent Auditors and Financial Statements....................F-1
Statement Establishing and Fixing the Rights and Preferences of
  FundPreferred Shares (Appendix A)........................................A-1
Ratings of Investments (Appendix B)........................................B-1

         This Statement of Additional Information is dated August 19, 2002

                              INVESTMENT OBJECTIVES

         The Fund's primary objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or
(ii) sectors that the Fund's subadviser believes are undervalued. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, including FundPreferred shares, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including FundPreferred shares, voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred shares -- Voting Rights" in the Fund's Prospectus for additional information with respect to the voting rights of holders of FundPreferred shares.
INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and FundPreferred shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

                  (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;
                  (2) Borrow money, except as permitted by the Investment Company Act of 1940;
                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

                  (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                  (7) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and

                  (8) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

         For purposes of the foregoing and "Description of FundPreferred Shares -- Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks Factors", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

                  (3) Purchase securities of companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's primary investment objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal circumstances, the Fund will invest:

         - at least 80% of its Managed Assets in preferred securities;

         - up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

         - 100% of its total assets in securities that, at the time of investment, are investment grade quality or better.

         Investment grade quality securities are those rated within the four highest grades by at least one of the NRSROs (Baa or BBB or better by Moody's, S&P or Fitch), and securities that are unrated but judged to be of comparable quality by Spectrum. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities called "split-rated securities"). The Fund may invest up to 10% of its total assets in split-rated securities. See Appendix B in this Statement of Additional Information for a description of security ratings.

         While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in U.S. dollar-denominated securities of non-U.S. companies offered, traded or listed in U.S. markets.

INVESTMENT PHILOSOPHY AND PROCESS

         Investment Philosophy. Spectrum's investment philosophy is centered on several underlying themes:

         Income Orientation. Over time the primary contributor to the total return of Spectrum's strategy comes from providing high levels of current income.

         High Quality Credit Focus. Spectrum believes there is a potential advantage to investing in subordinated preferred securities of strong, highly rated issuers, as opposed to owning the senior debt of what Spectrum considers to be weak, deteriorating issuers.

         The Preferred Securities Market. Since its founding in 1987, Spectrum has focused on utilizing preferred securities, which during some periods have been the highest yielding investment grade issues in the U.S. capital markets, to meet its clients' investment objectives. Past performance of preferred securities is no guarantee of future results of such securities or of the Fund.

         Investment Process.  Spectrum's investment process focuses on:

         Macroeconomic and Credit Analysis. Spectrum's process begins by utilizing its in-house research capabilities and external credit sources such as Moody's, Fitch and S&P to identify economic sectors, industries and companies that Spectrum believes have a stable or improving credit profile.

         Security Selection. Spectrum employs a value-oriented style with a focus on choosing preferred securities that it believes are attractive relative to both other preferred securities and to the same issuer's senior debt. Features such as yield, call protection, subordination and liquidity are analyzed to justify inclusion within the portfolio.

         Diversification. Spectrum will seek to invest in a large number of different industries and issuers within both the financial services sector and within other areas of the economy in order to help to insulate the portfolio from events that affect any particular company or sector.

         Trading Opportunities. While income is the primary objective of the Fund, Spectrum will also seek to enhance portfolio value by trading to take advantage of inefficiencies found in the preferred securities market. This often entails selling issues Spectrum deems to be overvalued and buying what Spectrum considers to be undervalued securities.

         Full Investment. Spectrum's general strategy is to remain primarily invested in taxable preferred securities; although, it may at times use permitted temporary investments to adopt a defensive strategy if in its opinion such strategy is warranted by market conditions.

PORTFOLIO COMPOSITION

         Preferred Securities. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities. The Fund will notify shareholders at least 60 days prior to any change in the 80% policy. The Fund intends to invest primarily in taxable preferred securities.

         Preferred securities pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters.

         Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the Dividends Received Deduction.

         Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

         Additional Information on Taxable Preferred Securities. See "The Fund's Investments -- Portfolio Composition -- Preferred Securities" for a general description of taxable preferred securities.

         Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

         Convertible Securities. Traditional convertible preferred securities permit the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Such securities are often less liquid than fixed preferred securities. As with traditional preferred securities, taxable preferred securities may be convertible into underlying common stock of the issuer or associated grantor.

         Temporary Investments and Defensive Position. Upon Spectrum's recommendation and for temporary defensive purposes or to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in cash equivalents and investment grade fixed income securities. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S.

         government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Spectrum will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

         The Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets. For this purpose, securities of non-U.S. issuers include American Depository Receipts (ADRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of non-U.S. bank deposits or other assets, establishment of exchange controls, the adoption of non-U.S. government restrictions, or other adverse political, social or diplomatic developments that could affect investment in non-U.S. issuers.

         Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar denominated certificates of deposit issued by non-U.S. branches of domestic banks and

Yankee CDs are U.S. dollar denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

SPLIT-RATED SECURITIES

         The Fund may invest up to 10% of its total assets in split-rated securities. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by Spectrum) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive than securities without a split-rating to negative developments, such as a decline in the issuer's revenues or a general economic downturn.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may enter into U.S. Treasury security or U.S. Government Agency security futures contracts and may purchase options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission (the "Commission").

         A U.S. Treasury security or U.S. Government Agency security futures contract is a standardized contract for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or its equivalent at a future date at a price set at the time of the contract. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 0.5% of the Fund's Managed Assets, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

         Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

         The Fund may purchase call options on U.S. Treasury security or U.S. Government Agency security futures contracts in order to hedge a portion of its investments. Daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

         An option on a U.S. Treasury security or U.S. Government Agency security futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury security or U.S. Government Agency security futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Risks Associated with Futures Contracts and Options on Futures Contracts. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Spectrum's judgment in this respect will be correct.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         In the future, the Fund may invest in relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

INTEREST RATE TRANSACTIONS

         In connection with the Fund's anticipated use of leverage through its sale of Preferred Shares, including FundPreferred shares, or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred shares or interest payments on Borrowings. Depending on whether the

Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the Preferred Shares, including FundPreferred shares, or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and Preferred Shares, including FundPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Spectrum, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Spectrum will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, the Fund's investments in zero coupon bonds will result in special tax consequences. Although zero coupon bonds do not make interest payments, for federal income tax purposes, a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year. Because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Spectrum's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Spectrum believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

         The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of preferred securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or Spectrum or their affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                            PRINCIPAL OCCUPATIONS,     NUMBER OF
                                                               POSITIONS AND OFFICES              INCLUDING          PORTFOLIOS IN
                                                               WITH THE FUND AND YEAR        OTHER DIRECTORSHIPS     FUND COMPLEX
                                                                  FIRST ELECTED OR                HELD DURING         OVERSEEN BY
              NAME AND ADDRESS                 BIRTHDATE             APPOINTED                  PAST FIVE YEARS         TRUSTEE
              ----------------                 ---------       ----------------------       -----------------------  -------------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF
THE FUND:
Timothy R.  Schwertfeger*                       03/28/49    Chairman of the Board,       Chairman and Director             130
333 West Wacker Drive                                       President and Trustee, 2002  (since July, 1996) of
Chicago, IL 60606                                                                        The John Nuveen Company,
                                                                                         Nuveen Investments, Nuveen
                                                                                         Advisory Corp. and Nuveen
                                                                                         Institutional Advisory
                                                                                         Corp.; prior thereto,
                                                                                         Executive Vice President
                                                                                         and Director of The John
                                                                                         Nuveen Company and Nuveen
                                                                                         Investments; Director
                                                                                         (since 1992) and Chairman
                                                                                         (since 1996) of Nuveen
                                                                                         Advisory Corp. and Nuveen
                                                                                         Institutional Advisory
                                                                                         Corp.; Chairman and
                                                                                         Director (since
                                                                                         January 1997) of Nuveen
                                                                                         Asset Management Inc.;
                                                                                         Director (since 1996) of
                                                                                         Institutional Capital
                                                                                         Corporation; Chairman and
                                                                                         Director (since 1999) of
                                                                                         Rittenhouse Financial
                                                                                         Services Inc.; Chief
                                                                                         Executive Officer (since
                                                                                         1999) of Nuveen Senior
                                                                                         Loan Asset Management Inc.

----------
* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of The John Nuveen Company, Nuveen Investments and NIAC.

                                                                                                                        NUMBER OF
                                                               POSITIONS AND OFFICES                                    PORTFOLIOS
                                                               WITH THE FUND AND YEAR       PRINCIPAL OCCUPATIONS,   IN FUND COMPLEX
                                                                  FIRST ELECTED OR           OTHER DIRECTORSHIPS       OVERSEEN BY
              NAME AND ADDRESS                 BIRTHDATE             APPOINTED                 PAST FIVE YEARS           TRUSTEE
              ----------------                 ---------       ----------------------       -----------------------  ---------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS"
OF THE FUND:
James E. Bacon                                  2/27/31     Trustee, 2002                Treasurer, Cathedral of St.         18
114 W. 47th St.                                                                          John the Divine (New York
New York, NY 10036                                                                       City)(since 1997);
                                                                                         formerly, Director
                                                                                         of Lone Star Industries,
                                                                                         Inc.(1992-1999);
                                                                                         previously, Director and
                                                                                         Executive Vice President of
                                                                                         U.S. Trust Corporation and
                                                                                         Trustee of United States
                                                                                         Trust Company of New York.

William E. Bennett*                             10/16/46    Trustee, 2002                Private Investor;
55 W. Monroe                                                                             previously, President and
Chicago, IL 60606                                                                        Chief Executive Officer,
                                                                                         Draper & Kramer, Inc.
                                                                                         (September 1995 -
                                                                                         August 1998).

Jack B. Evans                                   10/22/48    Trustee, 2002                President, The Hall-Perrine         18
115 Third Street, S.E.                                                                   Foundation, a private
Cedar Rapids, IA 52401                                                                   philanthropic corporation
                                                                                         (since 1996); Director, Alliant
                                                                                         Energy; Director and Vice Chairman,
                                                                                         United Fire & Casualty Company;
                                                                                         Director, Federal Reserve Bank of
                                                                                         Chicago; formerly, President and
                                                                                         Chief Operating Officer, SCI
                                                                                         Financial Group, Inc., a regional
                                                                                         financial services firm.

William L. Kissick                              7/29/32     Trustee, 2002                Professor Emeritus, School          18
50 Johnson's Point                                                                       of Medicine and the Wharton
Branford, CT 06405                                                                       School of Management and
                                                                                         former Chairman, Leonard
                                                                                         Economics, University of
                                                                                         Pennsylvania; Adjunct Professor,
                                                                                         Health Policy and Management, Yale
                                                                                         University.

Thomas E. Leafstrand                            11/11/31    Trustee, 2002                Retired; previously, Vice           18
412 W.  Franklin                                                                         President in charge of
Wheaton, IL 60187                                                                        Municipal Underwriting and
                                                                                         Dealer Sales at The
                                                                                         Northern Trust Company.

---------------

* As a result of their ownership of securities issued by Citigroup, the parent company of Salomon Smith Barney Inc., one of the principal underwriters of the Fund, the Fund believes that Mr. Bennett and Ms. Wellington may be deemed to be interested persons for as long as Salomon Smith Barney Inc. serves as principal underwriter to the Fund and, therefore, for purposes of this offering they are being treated as interested persons. Mr. Bennett and Ms. Wellington each own less than 1% of such securities outstanding and have abstained from voting on any items involving the appointment of Salomon Smith Barney Inc. as a principal underwriter to the Fund.

                                                                                                                        NUMBER OF
                                                               POSITIONS AND OFFICES                                    PORTFOLIOS
                                                               WITH THE FUND AND YEAR       PRINCIPAL OCCUPATIONS,   IN FUND COMPLEX
                                                                  FIRST ELECTED OR           OTHER DIRECTORSHIPS       OVERSEEN BY
              NAME AND ADDRESS                 BIRTHDATE             APPOINTED                 PAST FIVE YEARS           TRUSTEE
              ----------------                 ---------       ----------------------       -----------------------  ---------------

TRUSTEES WHO ARE NOT "INTERESTED PERSONS"
OF THE FUND:
Sheila W. Wellington*                           2/24/32     Trustee, 2002                President (since 1993) of           18
250 Park Avenue                                                                          Catalyst (a not-for-profit
New York, NY 10003                                                                       organization focusing on
                                                                                         women's leadership
                                                                                         development in business and
                                                                                         the professions).

OFFICERS OF THE FUND:
Michael T. Atkinson                              2/3/66     Vice President, 2002         Vice President (since              130
333 West Wacker Drive                                                                    January 2002), formerly
Chicago, IL 60606                                                                        Assistant Vice President
                                                                                         (since March 2000),
                                                                                         previously Associate of
                                                                                         Nuveen Investments.

Peter H.  D'Arrigo                              11/28/67    Vice President and           Vice President (since              130
333 West Wacker Drive                                       Treasurer, 2002              January 1999), previously
Chicago, IL 60606                                                                        Assistant Vice President
                                                                                         (from January 1997) of
                                                                                         Nuveen Investments,
                                                                                         Associate prior thereto;
                                                                                         Vice President and
                                                                                         Treasurer (since
                                                                                         September 1999) of Nuveen
                                                                                         Senior Loan Asset
                                                                                         Management Inc.; Chartered
                                                                                         Financial Analyst.

Susan M. DeSanto                                 9/8/54     Vice President, 2002         Vice President of Nuveen           130
333 West Wacker Drive                                                                    Advisory Corp. (since
Chicago, IL 60606                                                                        August 2001); previously,
                                                                                         Vice President of Van
                                                                                         Kampen Investment Advisory
                                                                                         Corp. (since 1998); prior
                                                                                         thereto, Assistant Vice
                                                                                         President of Van Kampen
                                                                                         Investment Advisory Corp.
                                                                                         (since 1994).

Jessica R. Droeger                              9/24/64     Vice President, 2002         Vice President (since              130
333 West Wacker Drive                                                                    January 2002) and Assistant
Chicago, IL 60606                                                                        General Counsel (since
                                                                                         1998), formerly Assistant
                                                                                         Vice President (since
                                                                                         1998), of Nuveen
                                                                                         Investments; Vice
                                                                                         President (since May 2002),
                                                                                         formerly Assistant Vice

---------------

* As a result of their ownership of securities issued by Citigroup, the parent company of Salomon Smith Barney Inc., one of the principal underwriters of the Fund, the Fund believes that Mr. Bennett and Ms. Wellington may be deemed to be interested persons for as long as Salomon Smith Barney Inc. serves as principal underwriter to the Fund and, therefore, for purposes of this offering they are being treated as interested persons. Mr. Bennett and Ms. Wellington each own less than 1% of such securities outstanding and have abstained from voting on any items involving the appointment of Salomon Smith Barney Inc. as a principal underwriter to the Fund.

                                                                                                                        NUMBER OF
                                                               POSITIONS AND OFFICES                                    PORTFOLIOS
                                                               WITH THE FUND AND YEAR       PRINCIPAL OCCUPATIONS,   IN FUND COMPLEX
                                                                  FIRST ELECTED OR           OTHER DIRECTORSHIPS       OVERSEEN BY
              NAME AND ADDRESS                 BIRTHDATE             APPOINTED                 PAST FIVE YEARS           TRUSTEE
              ----------------                 ---------       ----------------------       -----------------------  ---------------
OFFICERS OF THE FUND:
                                                                                         President and Assistant            130
                                                                                         Secretary (since 1998), of
                                                                                         Nuveen Advisory Corp. and
                                                                                         Nuveen Institutional
                                                                                         Advisory Corp.; prior
                                                                                         thereto, Associate at the
                                                                                         law firm D'Ancona Partners
                                                                                         LLC.

Lorna C. Ferguson                               10/24/45    Vice President, 2002         Vice President of Nuveen           130
333 West Wacker Drive                                                                    Investments; Vice President
Chicago, IL 60606                                                                        (since 1998) of Nuveen
                                                                                         Advisory and Nuveen
                                                                                         Institutional Advisory Corp.

William M. Fitzgerald                            3/2/64     Vice President, 2002         Managing Director (since 2001),    130
333 West Wacker Drive                                                                    formerly Vice President (since
Chicago, IL 60606                                                                        1995), of Nuveen Advisory Corp.
                                                                                         and Nuveen Institutional
                                                                                         Advisory Corp.; Chartered
                                                                                         Financial Analyst.

Stephen D. Foy                                  5/31/54     Vice President and           Vice President of Nuveen           130
333 West Wacker Drive                                       Controller, 2002             Investments and (since 1998)
Chicago, IL 60606                                                                        of The John Nuveen Company;
                                                                                         Vice President (since
                                                                                         1999) of Nuveen Senior Loan
                                                                                         Asset Management Inc.;
                                                                                         Certified Public Accountant.

David J. Lamb                                   3/22/63     Vice President, 2002         Vice President (since              130
333 West Wacker Drive                                                                    2000) of Nuveen Investments
Chicago, IL 60606                                                                        previously Assistant Vice
                                                                                         President (since January 1999);
                                                                                         prior thereto, Associate of
                                                                                         Nuveen Investments;
                                                                                         Certified Public Accountant.

Tina M. Lazar                                   8/27/61     Vice President, 2002         Vice President (since              130
333 West Wacker Drive                                                                    1999), previously Assistant
Chicago, IL 60606                                                                        Vice President (since 1993)
                                                                                         of Nuveen Investments.

Larry W. Martin                                 7/27/51     Vice President and           Vice President, Assistant          130
333 West Wacker Drive                                       Assistant Secretary, 2002    Secretary and Assistant
Chicago, IL 60606                                                                        General Counsel of Nuveen
                                                                                         Investments; Vice President
                                                                                         and Assistant Secretary of
                                                                                         Nuveen Advisory Corp. and
                                                                                         Nuveen Institutional

                                                                                                                        NUMBER OF
                                                               POSITIONS AND OFFICES                                    PORTFOLIOS
                                                               WITH THE FUND AND YEAR       PRINCIPAL OCCUPATIONS,   IN FUND COMPLEX
                                                                  FIRST ELECTED OR           OTHER DIRECTORSHIPS       OVERSEEN BY
              NAME AND ADDRESS                 BIRTHDATE             APPOINTED                 PAST FIVE YEARS           TRUSTEE
              ----------------                 ---------       ----------------------       -----------------------  ---------------
OFFICERS OF THE FUND:
                                                                                         Advisory Corp.; Assistant
                                                                                         Secretary of the John
                                                                                         Nuveen Company and (since
                                                                                         1997) of Nuveen Asset
                                                                                         Management, Inc.;
                                                                                         Vice President and
                                                                                         Assistant Secretary (since
                                                                                         1999) of Nuveen
                                                                                         Senior Loan Asset
                                                                                         Management Inc.

Edward F. Neild, IV                              7/7/65     Vice President, 2002         Managing Director (since 2002),    130
333 West Wacker Drive                                                                    formerly Vice President (since
Chicago, IL 60606                                                                        1996) of Nuveen Advisory Corp.
                                                                                         and Nuveen Institutional
                                                                                         Advisory Corp.; Chartered
                                                                                         Financial Analyst.

Gifford R. Zimmerman                             9/9/56     Vice President and           Managing Director (since           130
333 West Wacker Drive                                       Secretary, 2002              2002), Assistant Secretary
Chicago, IL 60606                                                                        and Associate General Counsel,
                                                                                         formerly, Vice President and
                                                                                         Assistant General Counsel of
                                                                                         Nuveen Investments;
                                                                                         Managing Director (since
                                                                                         2002), General Counsel
                                                                                         and Assistant Secretary and
                                                                                         formerly Vice President, of
                                                                                         Nuveen Advisory Corp. and
                                                                                         Nuveen Institutional
                                                                                         Advisory Corp.; Managing
                                                                                         Director (since 2002),
                                                                                         Assistant Secretary and
                                                                                         formerly Vice President, (since
                                                                                         1999) of Nuveen Senior Loan
                                                                                         Asset  Management Inc.; Vice
                                                                                         President and Assistant
                                                                                         Secretary of The John
                                                                                         Nuveen Company (since
                                                                                         1994); Chartered Financial
                                                                                         Analyst.

         The Board of Trustees has four standing committees: the executive committee, the audit committee, the nominating and governance committee and the dividend and valuation committee. Because the Fund is recently organized, none of the committees have met during the Fund's last fiscal year, except the executive committee met once prior to the commencement of the Fund's operations.

         William L. Kissick and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities -- including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington.

         The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the dividend and valuation committee are Timothy R. Schwertfeger, Chair, William E. Bennett and Thomas E. Leafstrand.

         The trustees of the Fund are also directors or trustees, as the case may be, of nine Nuveen open-end funds and six Nuveen closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Management Inc. Mr. Schwertfeger also is a director or trustee, as the case may be, of 30 Nuveen open-end and 82 closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         Holders of FundPreferred shares, voting as a separate class, will elect two trustees at the next annual meeting of Common Shareholders and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of FundPreferred Shares -- Voting Rights" in the Fund's Prospectus. The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                             DOLLAR RANGE IN EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
            NAME OF TRUSTEE                 SECURITIES IN THE FUND                 OF INVESTMENT COMPANIES
            ---------------                 ----------------------       ------------------------------------------
Timothy R. Schwertfeger................                $0                                Over $100,000
James E. Bacon.........................                $0                             $50,001 - $100,000
William E. Bennett.....................                $0                              $10,001 - $50,000
Jack B. Evans..........................                $0                                Over $100,000
William L. Kissick.....................                $0                             $50,001 - $100,000
Thomas E. Leafstrand...................                $0                                Over $100,000
Sheila W. Wellington...................                $0                                Over $100,000

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                                                                               AMOUNT OF TOTAL
                                   ESTIMATED AGGREGATE        TOTAL COMPENSATION FROM       COMPENSATION THAT HAS
       NAME OF TRUSTEE           COMPENSATION FROM FUND*      FUND AND FUND COMPLEX**           BEEN DEFERRED
       ---------------           -----------------------      -----------------------       ---------------------
Timothy R. Schwertfeger......              $0                           $0                           $0
James E. Bacon...............             4,820                       44,500                       37,100
William E. Bennett...........             4,984                       38,650                       26,963
Jack B. Evans................             4,820                       48,000                       28,658
William L. Kissick...........             4,820                       47,500                       18,000
Thomas E. Leafstrand.........             4,984                       51,000                       24,440
Sheila W. Wellington.........             4,820                       48,000                       46,308

----------
* Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.
** Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by NIAC.

         The Fund has no employees. Its officers are compensated by NIAC or The John Nuveen Company.

                               INVESTMENT ADVISERS

         NIAC acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is responsible for selection of the Fund's subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

               NIAC is a wholly owned subsidiary of The John Nuveen Company. Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from CDA Wiesenberger, The John Nuveen Company is the leading sponsor of exchange-traded funds as measured by number of funds (89) and fund assets under management ($33 billion) as of April 30, 2002. Overall, The John Nuveen Company and its affiliates had over $76 billion in assets under management or surveillance as of April 30, 2002. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Nuveen, an operating unit of The John Nuveen Company, provides investment management services for advisors serving high-net-worth clients and institutional clients. Nuveen markets its capabilities -- which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios -- under three distinct brands: Nuveen, Rittenhouse and Symphony. In total, Nuveen manages approximately $70 billion in assets. The John Nuveen Company is listed on The New York Stock Exchange and trades under the symbol "JNC".

         Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is the subadviser to the Fund. As one of the leading managers of preferred securities in the U.S., Spectrum specializes in the management of diversified preferred security portfolios for institutional investors including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum also serves as a sub-adviser for a large offshore fund. Spectrum, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in 1987 and had approximately $1.6 billion in assets under management as of April 30, 2002.

         Spectrum is an independently managed subsidiary of Principal Capital Management LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Capital Management LLC manage over $100 billion in combined assets worldwide. As a subsidiary of Principal Capital Management LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.

         A team of full-time Spectrum professionals, working together as the Fund's Investment Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV are co-portfolio managers of the Fund.

         Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Lieb is responsible for business development of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a founder, director and partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and continual development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolio for institutional clients, general hedging strategies, and market strategies employed by the firm. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb has a B.A. in economics from Central Connecticut State College and an M.B.A. in finance from the University of Hartford.

         Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was employed by Goldman Sachs & Co. for nearly 18 years. A general partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. Mr. Sussman was a limited partner at Goldman Sachs from December 1994 through November 1996. He has a B.S. in industrial relations and an M.B.A. in finance from Cornell University.

         Mr. Jacoby is a Senior Vice President of Spectrum. He joined Spectrum in 1995 as a Portfolio Manager. Previously, Mr. Jacoby worked as a senior investment officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby has a B.S. in finance from Boston University.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay for the services and facilities provided by NIAC an annual management fee, payable on a monthly basis, according to the following schedule:

                 AVERAGE DAILY MANAGED ASSETS(1)            MANAGEMENT FEE
                 -------------------------------            --------------
               Up to $500 million ..........................         .9000%
               $500 million to $1 billion ..................         .8750%
               $1 billion to $1.5 billion ..................         .8500%
               $1.5 billion to $2.0 billion ................         .8250%
               Over $2.0 billion ...........................         .8000%

----------
(1) Including net assets attributable to FundPreferred shares and the principal amount of Borrowings.

         Pursuant to an investment sub-advisory agreement between NIAC and Spectrum, Spectrum will receive from NIAC a percent of the management fee (net of the reimbursements described below) according to the following schedule:

                                                                 PERCENTAGE OF
                     AVERAGE DAILY MANAGED ASSETS(1)            MANAGEMENT FEE
                     -------------------------------            --------------
               Up to $125 million ..........................           50.0%
               $125 million to $150 million ................           47.5%
               $150 million to $175 million ................           45.0%
               $175 million to $200 million ................           42.5%
               $200 million and over .......................           40.0%

----------
(1) Including net assets attributable to FundPreferred shares and the principal amount of Borrowings.

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, NIAC and Spectrum have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                      PERCENTAGE                                               PERCENTAGE
                                      REIMBURSED                                               REIMBURSED
         YEAR ENDING              (AS A PERCENTAGE OF             YEAR ENDING              (AS A PERCENTAGE OF
           JUNE 30                MANAGED ASSETS)(1)                JUNE 30                MANAGED ASSETS)(1)
         -----------              -------------------             -----------              -------------------
           2002(2)                      0.32%                         2007                         0.32%
           2003                         0.32%                         2008                         0.24%
           2004                         0.32%                         2009                         0.16%
           2005                         0.32%                         2010                         0.08%
           2006                         0.32%

----------
(1) Including net assets attributable to FundPreferred shares and the principal amount of Borrowings.
(2) From the commencement of operations. Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. NIAC and Spectrum have not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2010.

         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2003. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or Spectrum upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Spectrum and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement, the independent trustees reviewed materials furnished by NIAC and Spectrum, including information regarding NIAC, Spectrum, their affiliates and their personnel, operations and financial condition. The independent trustees discussed with representatives of NIAC and Spectrum the Fund's operations and each of NIAC's and Spectrum's ability to provide advisory and other services to the Fund. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC and Spectrum, the proposed fees to be charged by NIAC and Spectrum for investment management services, the profitability to NIAC and Spectrum of their relationships with the Fund, fall-out benefits to NIAC and Spectrum from that relationship, economies of scale achieved by NIAC and Spectrum, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC and Spectrum and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant.

         The Fund, NIAC, Nuveen, Spectrum, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen and Spectrum can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, Spectrum is responsible for decisions to buy and sell securities for the Fund and the negotiation of brokerage commissions to be paid. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, Spectrum will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis.

         Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

         The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce Spectrum's expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgment of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

         Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner which Spectrum deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

                                 NET ASSET VALUE

         The Fund will determine the net asset value of its Common Shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

         For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                       DESCRIPTION OF FUNDPREFERRED SHARES

         Notices. The Fund shall deliver to Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any other rating agency which is then rating FundPreferred shares and when so requires a certificate which sets forth a determination of certain items (a "FundPreferred shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the FundPreferred shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including FundPreferred shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the FundPreferred shares Basic Maintenance Amount. Such FundPreferred shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day following the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund shall deliver to Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a certificate with respect to the calculation of the 1940 Act FundPreferred shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act FundPreferred shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act FundPreferred shares Asset Coverage. Such 1940 Act FundPreferred shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day following the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this
Section 12 may be combined into a single certificate.

         Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the FundPreferred shares Basic Maintenance Certificate and the 1940 Act FundPreferred shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a FundPreferred shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such FundPreferred shares Basic maintenance certificate and in any other FundPreferred shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act FundPreferred shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act FundPreferred shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each FundPreferred shares Basic Maintenance Certificate and 1940 Act FundPreferred shares Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph
(d) or clause (ii)(B) of paragraph (e) of Section 12 of the Statement , as the case may be, within ten days after the relevant

Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the FundPreferred shares Basic Maintenance Amount on any prior Valuation Dates.

                        ADDITIONAL INFORMATION CONCERNING
                      THE AUCTIONS FOR FUNDPREFERRED SHARES

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundPreferred shares. One certificate for all of the shares of each series of FundPreferred shares will be registered in the name of Cede, as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundPreferred shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of FundPreferred Shares -- Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of FundPreferred shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundPreferred shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of FundPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of FundPreferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, including FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Preferred Shares, including FundPreferred shares, outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, including FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Preferred Shares, including FundPreferred shares, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's Preferred Shares, including FundPreferred shares, outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including FundPreferred shares, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

         The Declaration of Trust provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares, including FundPreferred shares, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares, including FundPreferred shares, dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United

States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and Preferred Shares, including FundPreferred shares, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's Preferred Shares, including FundPreferred shares, outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares, including FundPreferred shares, then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares, including FundPreferred shares, are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

         The following is intended to be a general summary of certain federal income tax consequences of investing in FundPreferred shares. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND
         The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses.

         As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax payable by the Fund. To prevent imposition of the excise tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends which, although generally eligible for the corporate dividends-received deduction, will be taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gain in the shareholders' hands.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the FundPreferred shares until the asset coverage is restored. See "Description of FundPreferred Shares -- Restrictions on Dividends, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to qualify for taxation as a regulated investment company or cause the Fund to incur an income tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) FundPreferred shares in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem FundPreferred shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

         Use of the Fund's cash to repurchase or redeem FundPreferred shares may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of FundPreferred shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of FundPreferred shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Investments of the Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount, and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

         The Fund's transactions in forward contracts and options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at year end), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

         Under present law, and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund or any owners of the FundPreferred shares that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of FundPreferred shares will be able to sell his or her shares, the Fund is of the opinion that the FundPreferred shares will constitute stock of the Fund, and thus distributions with respect to the FundPreferred shares (other than capital gain distributions and distributions in redemption of the FundPreferred shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.
         The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the FundPreferred shares are entitled. Holders of the FundPreferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate dividends made with respect to the Common Shares and the FundPreferred shares as consisting of particular types of income (i.e., net capital gain and ordinary income) in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the FundPreferred shares during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend, capital gains in proportion to the FundPreferred shares' share of the total dividends during the year to the total dividends paid on both the FundPreferred shares and the Common Shares during the year. Each holder of the FundPreferred shares during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the FundPreferred shares have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her FundPreferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of FundPreferred shares who holds his or her FundPreferred shares as a capital asset.
         Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the FundPreferred shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the FundPreferred shares, the Fund intends to distribute its net capital gain for any year during which it has FundPreferred shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of FundPreferred shares are entitled.
         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was declared. The Internal Revenue Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

         Most of the Fund's net investment income is expected to be derived from dividends from securities which are not eligible for a dividends received deduction. Accordingly, dividends paid with respect to the FundPreferred shares generally will not qualify for the dividends received deduction available to corporate shareholders. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code should be able to deduct 70% of the portion of the FundPreferred shares dividend representing the shareholder's portion of the Fund's eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of shares of FundPreferred shares of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         A holder's sale of FundPreferred shares will be a taxable transaction for federal income tax purposes. Selling holders of FundPreferred shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the FundPreferred shares and the amount received in exchange therefor. If such FundPreferred shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that they are subject to backup withholding. Certain corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

         Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in FundPreferred shares.

                                     EXPERTS
         The Financial Statements of the Fund as of May 31, 2002, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.
                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS
                                      AND
                              FINANCIAL STATEMENTS

                         Report of Independent Auditors

The Board of Trustees and Shareholder of
Nuveen Quality Preferred Income Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Quality Preferred Income Fund (the "Fund") as of May 31, 2002 and the related statement of operations for the period from April 24, 2002 (date of organization) through May 31, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Fund at May 31, 2002, and the results of its operations for the period from April 24, 2002 (date of organization) through May 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Chicago, Illinois
June 3, 2002

                      NUVEEN QUALITY PREFERRED INCOME FUND
                              FINANCIAL STATEMENTS

                      Nuveen Quality Preferred Income Fund
                      Statement of Assets and Liabilities
                                  May 31, 2002


Assets:
   Cash..............................................................   $100,275
   Offering costs....................................................    600,000
   Receivable from Adviser...........................................     15,000
                                                                        --------
     Total assets....................................................    715,275
                                                                        --------
Liabilities:
   Accrued offering costs............................................    600,000
   Payable for organization costs....................................     15,000
                                                                        --------
     Total liabilities...............................................    615,000
                                                                        --------
FundPreferred Shares, $25,000 liquidation value; unlimited
   number of shares authorized, no shares outstanding................          -
                                                                        --------
Net assets applicable to Common Shares...............................   $100,275
                                                                        ========
Net asset value per Common Share outstanding ($100,275 divided
   by 7,000 Common Shares outstanding)...............................   $ 14.325
                                                                        ========
Net Assets Applicable to Common Shares Represent:
   Common Shares, $.01 par value; unlimited number of shares
     authorized, 7,000 shares outstanding............................   $     70
   Paid-in surplus...................................................    100,205
                                                                        --------
                                                                        $100,275
                                                                        ========

                      NUVEEN QUALITY PREFERRED INCOME FUND

                            Statement of Operations
     Period from April 24, 2002 (date of organization) through May 31, 2002

Investment income..................................................... $      -
                                                                       --------

Expenses:
   Organization costs................................................. $ 15,000
   Expense reimbursement..............................................  (15,000)
                                                                       --------
      Total expenses..................................................        -
                                                                       --------
Net investment income................................................. $      -
                                                                       ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on April 24, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization costs (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund's primary investment objective is high current income consistent with capital preservation.

The Fund is authorized by its Declaration of Trust to issue FundPreferred shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 20,000,000 Common Shares.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.9000% of the first $500 million of the average daily net assets (including net assets attributable to FundPreferred shares and the principal amount of borrowings ("managed assets")) to 0.8000% of the average daily managed assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 8 years of operations. These reductions range from 0.3200% of the average daily managed assets during the first year of operations, declining to 0.0800% of the average daily managed assets during the eighth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2010.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any net realized capital gains from investment transactions.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
July 23, 2002

ASSETS
Investments at market value (cost $944,030,724)                   $ 924,524,068
Cash                                                                        546
Receivables:
  Dividend                                                                5,573
  Interest                                                            6,022,587
                                                                  -------------

  Total assets                                                      930,552,774
                                                                  -------------



LIABILITIES
Payable for investments purchased                                    55,046,564
Accrued expenses:
  Management fees                                                       295,379
  Organization and offering costs                                     1,285,574
  Other                                                                  45,054
                                                                  -------------
  Total liabilities                                                  56,672,571
                                                                  -------------

Net assets applicable to Common shares                            $ 873,880,203
                                                                  =============

Common shares outstanding                                            62,307,000
                                                                  =============

Net asset value per Common share outstanding (net assets
  applicable to Common shares divided by Common shares
  outstanding)                                                    $       14.03
                                                                  =============

Net assets applicable to Common shares consist of:


Common shares, $.01 par value per share                           $     623,070
Paid-in surplus                                                     890,654,132
Undistributed net investment income                                   2,106,225
Accumulated net realized gain from investments                            3,432
Net unrealized appreciation (depreciation) of investments           (19,506,656)
                                                                  -------------
Net assets applicable to Common shares                            $ 873,880,203
                                                                  =============
Authorized shares:
  Common                                                              Unlimited
  FundPreferred shares                                                Unlimited
                                                                  =============

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period June 25, 2002 (commencement of operations) through
July 23, 2002

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $252)                    $    536,926
Interest                                                              1,972,337
                                                                   ------------
Total investment income                                               2,509,263
                                                                   ------------
EXPENSES
Management fees                                                         558,857
Shareholders' servicing agent fees and expenses                             905
Custodian's fees and expenses                                            12,261
Trustees' fees and expenses                                               3,989
Professional fees                                                         9,011
Shareholders' reports - printing and mailing expenses                    18,890
                                                                   ------------
Total expenses before expense reimbursement                             603,913
  Expense reimbursement                                                (200,875)
                                                                   ------------
Net expenses                                                            403,038
                                                                   ------------
Net investment income                                                 2,106,225
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                        3,432
Change in net unrealized appreciation (depreciation)
 of investments                                                     (19,506,656)
                                                                   ------------
Net gain (loss) from investments                                    (19,503,224)
                                                                   ------------
Net increase (decrease) in net assets applicable to
Common shares from operations                                      $(17,396,999)
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period June 25, 2002 (commencement of operations) through July 23, 2002

OPERATIONS
Net investment income                                              $  2,106,225
Net realized gain from investments                                        3,432
Change in net unrealized appreciation (depreciation)
 of investments                                                     (19,506,656)
                                                                   ------------

Net increase (decrease) in net assets applicable to
 Common shares from operations                                      (17,396,999)
                                                                   ------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                             891,176,927
                                                                   ------------

Net increase in net assets applicable to Common shares              873,779,928
Net assets applicable to Common shares at the
 beginning of period                                                    100,275
                                                                   ------------

Net assets applicable to Common shares at the end of period        $873,880,203
                                                                   ============

Undistributed net investment income at the end of period           $  2,106,225
                                                                   ============

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Quality Preferred Income Fund (JTP) (the "Fund").

The Fund seeks to provide high current income consistent with capital preservation by investing primarily in a portfolio of preferred securities, debt securities including convertible debt securities and convertible preferred securities. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

Prior to the Fund's commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organization expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the mean of the closing bid and asked price. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At July 23, 2002, the Fund had outstanding when-issued purchase commitments of $24,921,500.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders
Net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income or distributions in excess of net realized gains, where applicable.

Interest Rate Swap Transactions
The Fund is authorized to enter into hedging transactions, including interest rate swap transactions. The Fund will use interest rate swaps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the swap. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the Fund's net payment obligations under any interest rate swap transactions. Interest rate swap positions are marked to market daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with firms the Adviser deems to be of good standing.

For the period June 25, 2002 (commencement of operations) through July 23, 2002, the Fund had no interest rate swap agreements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Organization and Offering Costs
Nuveen Investments, a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share. The Fund's share of offering costs ($1,270,574) were recorded as a reduction of the proceeds from the sale of Common shares.


2. FUND SHARES
The Fund sold 62,300,000 Common shares during the period June 25, 2002 (commencement of operations) through July 23, 2002.

3. SECURITIES TRANSACTIONS
Purchases and sales of long-term investments and short-term investments (including maturities) for the period June 25, 2002 (commencement of operations) through July 23, 2002, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Long-term investments                    $  805,871,070
  Short-term investments                    4,067,576,000
Sales:
  Long-term investments                           130,487
  Short-term investments                    3,929,253,000
--------------------------------------------------------------------------------

At July 23, 2002, the cost of investments owned for federal income tax purposes was $944,067,227.

4. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments owned for federal income tax purposes at July 23, 2002, were as follows:


------------------------------------------------------------------------------------------------------
Gross unrealized:

  appreciation                                            $  6,699,785

  depreciation                                             (26,242,944)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                $(19,543,159)
======================================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily net assets of the Fund including assets attributable to FundPreferred Shares and the principal amount of borrowings.


AVERAGE DAILY MANAGED ASSETS                                                 MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------
For the first $500 million                                                         .9000%
For the next $500 million                                                          .8750
For the next $500 million                                                          .8500
For the next $500 million                                                          .8250
For managed assets over $2 billion                                                 .8000
======================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

For the first eight years of the Fund's operation, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                                  PERCENTAGE                                        PERCENTAGE
                                  REIMBURSED                                        REIMBURSED
                               (AS A PERCENTAGE                                  (AS A PERCENTAGE
YEAR ENDING                     OF AVERAGE DAILY         YEAR ENDING              OF AVERAGE DAILY
  JUNE 30,                      MANAGED ASSETS)            JUNE 30,               MANAGED ASSETS)
-----------                    -----------------         -----------             -----------------
2002*........................     .32%                   2007 ................      .32%
2003 ........................     .32                    2008 ................      .24
2004 ........................     .32                    2009 ................      .16
2005 ........................     .32                    2010 ................      .08
2006 ........................     .32

---------------
* From the commencement of operations.


The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2010.

July 23, 2002
PORTFOLIO OF INVESTMENTS (Unaudited)
Nuveen Quality Preferred Income Fund (JTP)


                                                                      MARKET
   SHARES             DESCRIPTION*                                    VALUE

                       PREFERRED SECURITIES - 35.8%

                       AUTO - 0.6%
   55,100             Ford Motor, 8.9%                              $ 1,396,785
   11,000             General Motors GMW, 7.3%                          273,460
   26,500             General Motors RGM, 7.3%                          660,115
   35,000             General Motors, 7.4%                              872,550
   90,250             Magna International, 8.5%                       2,351,915

                       BANKING - 3.3%
   62,700             ABN Amro, 7.3%                                  1,534,896
   71,400             Associates Bank Corp, 7.6%                      1,799,280
    5,000             Bank One, 7.2%                                    124,875
   31,200             Bank One, 7.8%                                    848,640
   62,000             BankAmerica V, 7.0%                             1,541,320
    5,100             BankAmerica W, 7.0%                               128,048
    2,900             BankNorth, 7.9%                                    72,964
   41,199             Chase, 7.4%                                     1,021,735
    8,700             Chase, 7.5%                                       241,315
  261,900             Chittenden Bank, 8.0%                           6,547,500
   13,900             Citicorp, 7.3%                                    335,685
   13,000             Citigroup, 7.3%                                   317,195
    4,200             Citigroup, 7.5%                                    96,610
    5,000             Citigroup, 7.5%                                   118,000
   38,300             Comerica Corp, 7.5%                               972,820
   74,800             Compass Bank, 7.5%                              1,828,860
    1,400             First Union CORTS, 7.6%                            34,650
   42,100             Fleet, 8.4%                                     1,098,810
    8,800             Harris Preferred, 7.4%                            218,680
   20,500             JPMorgan Chase CORTS, 7.9%                        507,375
   35,800             JPMorgan Chase, 7.8%                              863,496
   28,700             KeyCorp CORTS, 7.7%                               703,150
   11,300             KeyCorp CORTS, 7.8%                               278,884
   12,100             KeyCorp CORTS, 7.8%                               304,920
   23,200             National Commerce Capital, 7.6%                   582,784
   18,700             Regions Financial Trust, 7.6%                     495,550
    7,500             Suntrust Bank, 7.0%                               188,438
  173,800             US Bancorp, 7.3%                                4,355,428
   34,800             US Bancorp, 7.5%                                  892,968
    8,400             Valley National Bank, 7.5%                        217,728

                                                                      MARKET
   SHARES      DESCRIPTION                                            VALUE

    5,700      Washington Mutual Inc, 8.2%                              143,925
    2,200      Wells Fargo, 6.9%                                         55,715
    5,000      Wells Fargo, 6.9%                                        126,475

                BANKING - FOREIGN - 2.6%
   51,400      ABN Amro, 7.3%                                         1,315,840
   16,800      ANZ Exchange Preferred Trust, 7.8%                       428,736
    1,800      ANZ Exchange Preferred Trust, 7.9%                        45,810
   67,800      Abbey National Group, 7.1%                             1,772,970
    9,500      Abbey National PLC, 7.2%                                 238,450
    5,800      BBVA Privanza Intl Gibraltar, 8.7%                       149,611
       10      BBVA Privanza Intl Gibraltar, 8.7%                     8,963,198
   15,300      BCH Capital LTD, 8.6%                                    415,395
   10,000      BSCH Finance LTD, 7.7%                                   251,500
   83,700      BSCH Finance LTD, 8.0%                                 2,134,350
   40,300      BSCH Finance LTD, 8.2%                                 1,060,293
  122,600      BSCH Finance LTD, 8.0%                                 3,114,040
    1,300      Banco Bilbao, 7.6%                                        33,150
   20,400      Banco Totta & Acores, 8.3%                               550,596
    4,900      Barclays Bank PLC, 7.9%                                  124,607
   27,700      Espirito Santo Overseas, 8.2%                            716,322
   56,400      NAB Exchange Preferred, 7.9%                           1,435,380
    6,400      National Westminster, 7.6%                               165,312
    4,300      Westpac, 7.8%                                            110,080

                BROKERAGE - 0.6%
   19,900      Bear Stearns, 7.6%                                       508,445
   52,700      Lehman Brothers Holding, 7.8%                          1,317,500
   40,300      Lehman Brothers Holding, 7.9%                          1,015,560
    7,000      Merrill Lynch, 7.3%                                      175,245
    9,500      Merrill Lynch, 7.6%                                      242,725
   18,800      Merrill Lynch, 7.7%                                      489,740
   23,100      Morgan Stanley, 7.3%                                     571,725
   26,700      Salomon Smith Barney, 7.3%                               656,820

                ENERGY - 1.9%
  243,400      Coastal Finance, 14.7%                                 3,407,600
  570,800      Ultramar Diamond Shamrock, 8.8%                       13,470,880

                ENERGY - FOREIGN - 1.1%
   21,700      Alberta Energy, 8.8%                                     573,314
   42,500      Suncor  Energy, 8.8%                                   1,100,750
  205,400      Talisman Energy, 8.5%                                  5,340,400
   85,900      Talisman Energy, 8.6%                                  2,235,977

                ENTERTAINMENT - 0.1%
   48,700      Viacom Inc, 7.2%                                       1,215,065

                FINANCIAL - 3.7%
  245,700      CIT, 8.2%                                              6,068,790
  266,600      CIT, 8.4%                                              6,571,690
    5,300      Financial Security Assurance Holding, 7.4%               133,030
   12,500      GM Acceptance Corp, 7.3%                                 312,375
   18,400      Household International, 7.6%                            458,160
   17,900      Household International, Series F, 8.0%                  464,326
   73,800      Household International, 9.2%                          2,013,264
   14,600      Household International, 8.2% (a)                        365,000
  567,586      Household International, 7.8% (a)                     13,763,961
   19,000      Household International, 7.7% (a)                        457,900
   17,900      ING, 7.4%                                                464,505

                                                                     MARKET
    SHARES            DESCRIPTION                                    VALUE

                       FINANCIAL - FOREIGN - 0.9%
     2,500            ING Funding, 8.2%                                70,068
   306,000            ING Group, 7.2%                               7,509,240
    22,500            Swedish Export Credit, 7.2%                     577,800

                       FOOD - 0.0%
    17,000            ConAgra, Adjustable Series B, 7.6%              377,400

                       FOOD - FOREIGN - 1.5%
     3,200            Cadbury Schweppes, 8.5%                          80,880
   487,300            Grand Met. PLC (UK), 8.5%                    13,459,226

                       GAS - 0.5%
    32,100            AGL, 7.6%                                       839,736
    78,900            Dominion CNG, 7.8%                            1,972,500
    18,600            Equitable Resources, 7.4%                       460,350
    36,300            MCN Financing, 8.5%                             926,739
    20,100            South Jersey Gas, 8.3%                          504,510

                       GAS - FOREIGN - 0.1%
    22,000            TransCanada, 8.7%                               556,600
    23,700            TransCanada Pipeline, 8.1%                      603,402

                       INDUSTRIAL - 0.2%
    87,000            Textron, 7.9%                                 2,174,130

                       INSURANCE - 0.4%
     7,700            AON CORTS, 8.1%                                 195,580
    82,300            Farmers Group, 8.2%                           2,069,022
     1,000            Safeco CORTS, 8.6%                               25,250
    23,600            UNUM Prov CORTS, 8.4%                           592,360
    20,700            UNUM Prov CORTS, 8.2%                           518,535

                       INSURANCE - FOREIGN - 0.0%
     3,300            Royal & Sun Alliance Insurance CORTS, 7.8%       81,015

                       INSURANCE - LIFE/HEALTH - 0.5%
     3,900            American General, 7.3%                          107,250
    69,000            Great-West L&A, 7.2%                          1,735,350
     6,500            Lincoln National, 7.4%                          161,850
    29,100            Lincoln National, 7.6%                          728,955
    20,100            Phoenix Companies Inc, 7.4%                     504,108
    19,100            Protective Life, 7.5%                           477,500
    25,600            Protective Life, 8.2%                           642,816
    14,500            Torchmark, 7.5%                                 373,375

                       INSURANCE - MULTILINE - 0.4%
    40,800            Hartford Life, 7.4%                           1,017,960
    20,000            Hartford Life, 7.5%                             508,800
    83,400            Hartford Life, 7.7%                           2,074,992

                       INSURANCE - P&C - 0.8%
    40,000            Farmers Group, 8.4%                           1,008,000
    59,000            PartnerRe Ltd, 7.8%                           1,483,850
    20,500            PartnerRe Ltd, 8.1%                             505,325
    19,500            Travelers/Aetna P&C, 8.0%                       487,110

                                                                      MARKET
    SHARES    DESCRIPTION                                              VALUE


    157,100   Travelers/Aetna P&C, 8.2%                                3,896,080

               INSURANCE - P&C - FOREIGN - 0.4%
      5,000   Ace Ltd., 8.6%                                             128,000
    142,206   Capital RE LLC, 7.7%                                     3,523,865

               METALS - FOREIGN - 0.6%
    203,600   Placer Dome Inc, 8.8%                                    4,959,696

               PAPER - 0.1%
     32,900   International Paper, 7.9%                                  822,500

               PHARMACEUTICALS - FOREIGN - 0.0%
     11,700   Rhone-Poulenc Overseas, 8.1%                               296,010

               REAL ESTATE INVESTMENT TRUSTS - 9.6%
      1,900   AMB Property, 8.3%                                          48,450
      5,900   Avalonbay Communities, 8.1%                                159,890
    438,400   BRE Properties, 8.1%                                    10,916,160
      7,900   BRE Properties, 8.4%                                       200,344
     75,000   Duke-Weeks Realty Corp, 7.9%                             3,691,410
      8,000   Duke Realty Corp, 8.1%                                     207,600
  1,000,000   Equity Office Properties, 7.8%
              (WI, settling 7/29/02)                                  25,906,300
     20,900   Equity Office Property Trust, 8.3%                         539,220
     12,500   Equity Residential, 8.2%                                   326,875
     17,100   Equity Residential, Series B, 8.5%                         458,280
     21,400   First Industrial Realty, 8.0%                              527,082
     25,800   First Industrial Realty, Series D, 8.1%                    637,002
      6,700   First Industrial Realty, 8.2%                              176,210
     19,000   Firststar Realty LLC, 7.5%                              22,407,650
     13,600   Gables Residential, 8.2%                                   343,672
     85,500   HRPT Properties Trust, 9.3%                              2,257,200
     21,000   Kimco Realty Corp, 8.4%                                    526,365
      9,000   New Plan Excel Realty, 8.6%                                225,630
     63,800   Prologis, Series D, 7.9%                                 1,589,896
     13,500   Public Storage, 8.0%                                       339,120
      6,000   Public Storage, 7.9%                                       151,800
     10,600   Public Storage, 8.1%                                       271,572
      6,800   Public Storage, 8.2%                                       178,772
      2,300   Public Storage, 8.8%                                        59,570
      5,000   Public Storage, Series D, 8.9%                             134,000
     16,200   Public Storage, Series E, 9.0%                             444,690
      5,800   Public Storage, Series F, 9.0%                             156,600
      2,300   Public Storage, Series K, 8.1%                              58,765
     18,500   Simon Property Group, 8.8%                                 457,875
    174,900   Simon Property Group, 8.0%                               8,675,040
     11,100   Vornado Realty Trust, 8.3%                                 282,717
     19,900   Vornado Realty Trust, 8.4%                                 505,062

               RETAIL - 1.1%
    375,000   Sears Roebuck, 7.1%                                      9,206,250

               TELECOM - 0.6%
     10,000   SBC Communications, 7.0%                                   249,900
    151,900   Telephone & Data Systems, 9.2%                           3,144,330
     22,000   Telephone & Data Systems, 9.1%                             487,300
     65,396   Telephone & Data Systems, 9.6%                           1,452,445

                                                                     MARKET
    SHARES            DESCRIPTION                                    VALUE

                      UTILITIES - 3.7%
    56,000            Alabama Power, 7.6%                            1,405,600
     4,000            Appalachian Power, 7.4%                           98,800
    64,600            CPL, 8.0%                                      1,626,628
    70,600            Comed Financing, 8.5%                          1,764,294
    13,100            Conectiv Inc., 7.4%                              326,845
    15,400            Conectiv Inc., 8.1%                              386,386
    22,500            Conectiv Inc., 8.2%                              565,425
    39,100            DTE Energy, 7.7%                                 987,275
    37,400            Dominion Resources, 7.9%                         972,400
    19,300            Duke Energy, 8.1%                                429,039
    18,000            Duke Finance, 8.3%                               399,240
    34,900            Energy East, 8.1%                                887,507
    37,273            Entergy LA Inc, 7.5%                             937,416
    10,200            Enterprise Group, 8.1%                           229,500
     6,300            Enterprise Group, 7.9%                           147,735
     8,800            Georgia Power, 7.6%                              220,528
    11,400            Gulf Power, 7.6%                                 284,658
     2,800            IES Utilities, 7.8%                               70,350
   136,200            Montana Power, 9.1%                            3,173,460
   136,800            Northern States Power, 9.1%                    2,958,984
   207,800            Northwestern Corp, 8.8%                        4,789,790
    78,900            Northwestern Corp, 8.7%                        1,865,196
     4,700            Northwestern Public Service, 8.7%                110,215
    45,300            OGE Energy, 8.1%                               1,160,586
     1,300            PSE&G, 8.0%                                       32,864
    40,200            Public Service Oklahoma, 7.9%                  1,008,216
     5,200            Southern Co., 7.8%                               131,144
    39,600            Southwestern Public Service Co, 7.8%             991,980
   131,400            Southwestern Public Service Co, 8.3%           3,110,238
     4,200            Tampa Electric, 8.0%                             112,035

                       UTILITIES - FOREIGN - 0.5%
    60,700            EDF London, 8.5%                               1,531,461
    22,900            TXU Europe, 9.4%                                 597,919
   100,400            Yorkshire Trust, 8.2%                          2,474,860

                       CONVERTIBLE PREFERRED SECURITIES - 8.0%

                       COMPUTER - 0.3%
    87,500            Electro Data Systems, 12.0%                    2,786,875

                       GAS - 1.9%
   223,500            El Paso Corp, 15.3%                            6,611,130
   234,400            Keyspan Corp, 10.0%                           10,247,968

                       INSURANCE - P&C - 0.2%
    45,000            PartnerRe Ltd, 8.9%                            2,029,049

                       TELECOM - 1.1%
   226,500            ALLTEL Corp, 9.5%                              9,343,124

                       UTILITIES - 4.5%
   348,600            Ameren Corp, 10.0%                             8,453,550
   230,000            American Electric Power, 13.8%                 7,737,200
   177,000            Dominion Resources, 9.6%                       8,057,040

                                                                       MARKET
    SHARES       DESCRIPTION                                           VALUE



    50,000       FPL Group, Inc., 9.3%                                 2,295,000
   169,500       TXU Corp, 10.7%                                       6,944,415
   285,000       Teco Energy Inc., 11.7%                               5,785,500
                 Total Preferred Stocks (cost $402,826,948)          383,092,135


   Principal                                                            Market
 Amount (000)    Description                                            Value

                  CORPORATE BONDS - 39.1%

                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.4%
 $  25,000       Fannie Mae Subordinated Debt, 4.750%, 1/02/07        25,951,800
    35,000       Fannie Mae Subordinated Debt, 6.250%, 2/01/11        37,927,085
    25,000       Freddie Mac Subordinated Debt, 6.250%, 3/05/12       26,232,000

                  BANKING - 4.6%
     5,700       Bank of Boston, 7.750%, 12/15/26                      5,822,288
     1,000       North Fork Capital, 8.700%, 12/15/26                  1,073,867
     1,750       PNC Institutional Capital, 7.950%, 12/15/26           1,846,476
     4,000       Wachovia Capital Trust, 7.640%, 1/15/27               4,165,608
     8,000       Summit Bancorp, 8.400%, 3/15/27                       8,702,072
       500       First Empire, 8.277%, 6/01/27                           540,133
    17,500       Reliance Capital Trust, 8.170%, 5/01/28              17,675,578

                  BANKING - FOREIGN - 9.0%
    20,000       HSBC Capital Funding, 10.176%, 6/30/30               25,918,060
    20,976       Dresdner Funding Trust, 8.151%, 6/30/31              23,051,470
    25,000       Abbey National Capital Trust, 8.963%, 12/29/49       29,134,825

                  GAS - 0.7%
     6,000       KN Capital Trust, 8.560%, 4/15/27                     6,190,392

                  INSURANCE - 2.8%
    24,983       AFC Capital, 8.207%, 2/03/27                         24,856,936

                  INSURANCE - FOREIGN - 2.7%
    22,000       Royal & Sun Alliance Insurance, 8.950%, 10/15/29     23,931,820

                  INSURANCE - LIFE/HEALTH - 0.2%
     2,000       Manufacturer Life, 8.375%, 2/01/27                    2,067,944

                  INSURANCE - LIFE - FOREIGN - 0.9%
     7,599       Sun Life Can Capital, 8.526%, 5/06/49                 8,121,826

                  INSURANCE - MULTILINE - 1.1%
    10,000       Safeco Capital, 8.072%, 7/15/37                       9,625,590

                  INSURANCE - P&C - 5.7%
    19,000       Ace Capital, 9.700%, 4/01/30                         22,201,500
    30,785       Zurich (Americas) Capital, 8.376%, 6/01/37           27,547,495

                  SAVINGS & LOANS - THRIFT - 0.1%
     1,000       Dime Capital Trust, 9.330%, 5/06/27                   1,135,690

                  UTILITIES - 0.9%
     7,000       Dominion Capital Trust, 8.400%, 1/15/31               7,583,443
                 Total Corporate Bonds (cost $342,250,294)           341,303,898

  Principal                                                            Market
Amount (000)   Description                                             Value

                 U.S. TREASURY NOTES - 7.1%

$  25,000       U.S. Treasury, 3.250%, 5/31/04                       25,470,625
   35,000       U.S. Treasury, 4.375%, 5/15/07                       36,334,410
$  60,000       Total U.S. Treasury Notes (cost $60,630,482)         61,805,035

                SHORT-TERM INVESTMENTS - 15.8%

$ 138,323       State Street Bank Repo, 1.670%, 7/24/02             138,323,000
                Total Short-Term Investments (cost $138,323,000)    138,323,000
                Total Investments (cost $944,030,724) - 105.8%      924,524,068
                Other Assets Less Liabilities - (5.8)%              (50,643,865)
                 Net Assets Applicable to Common Shares - 100%    $ 873,880,203


* Rates quoted for Preferred Securities are yields as of the reporting date. Rates quoted for Corporate Bonds and U.S. Treasury Notes are stated rates at issuance.
(a) Security is eligible for the Dividends Received Deduction.
(WI)Security purchased on a when-issued basis.
CORTS - Corporate Backed Trust Securities

                 See accompanying notes to financial statements.

                                   APPENDIX A

                      NUVEEN QUALITY PREFERRED INCOME FUND

            FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND
             PREFERENCES OF FUNDPREFERRED SHARES (THE "STATEMENT")

         Nuveen Quality Preferred Income Fund, a Massachusetts business trust (the "Trust"), certifies that:

         FIRST: Pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 17,600 Preferred Shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as FundPreferred shares ("FundPreferred shares"), and further classified as Series M, T, W, TH and F FundPreferred shares (each series, and together with additional series of FundPreferred shares that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share.

         SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of FundPreferred shares are as follows:

                                  DESIGNATION

         Series M: A series of 3,520 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series M FundPreferred shares" ("FundPreferred shares Series M"). Each share of FundPreferred shares Series M shall have an Applicable Rate for its initial Dividend Period equal to 1.85% per annum and an initial Dividend Payment Date of September 3, 2002, and each share of FundPreferred shares Series M shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series M shall constitute a separate series of Preferred Shares of the Fund.

         Series T: A series of 3,520 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series T FundPreferred shares" ("FundPreferred shares Series T"). Each share of FundPreferred shares Series T shall have an Applicable Rate for its initial Dividend Period equal to 1.85% per annum and an initial Dividend Payment Date of September 4, 2002, and each share of FundPreferred shares Series T shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series T shall constitute a separate series of Preferred Shares of the Fund.

         Series W: A series of 3,520 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series W FundPreferred shares" ("FundPreferred shares Series W"). Each share of FundPreferred shares Series W shall have an Applicable Rate for its initial Dividend Period equal to 1.85% per annum and an initial Dividend Payment Date of September 5, 2002, and each share of FundPreferred shares Series W shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series W shall constitute a separate series of Preferred Shares of the Fund.

         Series TH: A series of 3,520 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series TH FundPreferred shares" ("FundPreferred shares Series TH"). Each share of FundPreferred shares Series TH shall have an Applicable Rate for its initial Dividend Period equal to 1.85 % per annum and an initial Dividend Payment Date of August 30, 2002, and each share of FundPreferred shares Series TH shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series TH shall constitute a separate series of Preferred Shares of the Fund.

         Series F: A series of 3,520 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series F FundPreferred shares" ("FundPreferred shares Series F"). Each share of FundPreferred shares Series F shall have an Applicable Rate for its initial Dividend Period equal to 1.85% per annum and an initial Dividend Payment Date of September 3, 2002, and each share of FundPreferred shares Series F shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series F shall constitute a separate series of Preferred Shares of the Fund.

         Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as FundPreferred shares Series M,T,W, TH and F, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 18 of Part I.

                      PART I: FUNDPREFERRED SHARES TERMS

         1.       Number of Shares; Ranking.

                  (a) The initial number of authorized shares constituting FundPreferred shares Series M, FundPreferred shares Series T, FundPreferred shares Series W, FundPreferred shares Series TH and FundPreferred shares Series F is 3,520, 3,520, 3,520, 3,520 and 3,520 shares, respectively. No fractional shares of FundPreferred shares Series M, FundPreferred shares Series T, FundPreferred shares Series W, FundPreferred shares Series TH and FundPreferred shares Series F shall be issued.

                  (b) Any shares of each Series of FundPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

                  (c) The shares of each Series of FundPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other FundPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  (d) No holder of shares of any Series of FundPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees, other right to acquire, purchase or subscribe for any shares of any Series of FundPreferred shares, shares of Common Shares of the Fund or other securities of the Fund which it may hereafter issue or sell.

         2.       Dividends.

                  (a) The Holders of shares of any Series of FundPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of FundPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

                  (b)      (i)      Dividends shall be payable when, as and if
         declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of FundPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                           (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series T," "Series W," or "Series TH."

                           (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of FundPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                           (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                           (v) Each dividend on a Series of FundPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

                  (c)      (i)      The dividend rate on Outstanding shares of
         each Series of FundPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the FundPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of FundPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of FundPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of FundPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in
         Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of FundPreferred shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of FundPreferred shares as determined pursuant to this
         Section 2(c)(i) shall be the "Applicable Rate."

                           (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of FundPreferred shares.

                           (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                           (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

                  (d) Any dividend payment made on shares of any Series of FundPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

                  (e) For so long as the FundPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount and the 1940 Act FundPreferred shares Asset Coverage would be achieved, (ii) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

                  (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the FundPreferred shares unless (i) there is not an event of default under indebtedness senior to the FundPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the FundPreferred shares.

         3. Redemption.

                  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of FundPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of FundPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of FundPreferred shares by reason of the redemption of such FundPreferred shares on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal the FundPreferred shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                           (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act FundPreferred shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of FundPreferred shares then Outstanding will be redeemed), and (B) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                           (iii) In determining the FundPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred shares Basic Maintenance Amount or the 1940 Act FundPreferred shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the FundPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph
         (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the FundPreferred shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the FundPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of FundPreferred shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New

         York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundPreferred shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

                  (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of FundPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of FundPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

                  (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(e), no FundPreferred shares may be redeemed unless all dividends in arrears on the Outstanding FundPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

                  (d) Upon the deposit of funds sufficient to redeem shares of any Series of FundPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this
Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundPreferred shares Basic Maintenance Amount or the 1940 Act FundPreferred shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of FundPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of FundPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of FundPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on FundPreferred shares Series and shall include those FundPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

                  (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of FundPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

                  (g) So long as any shares of any Series of FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

                  (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

                  (i)      In the case of any redemption pursuant to this
Section 3, only whole shares of FundPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(g) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of FundPreferred shares, ranking prior to or on a parity with the FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding FundPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundPreferred shares or (B) the Fund would meet the 1940 Act FundPreferred shares Asset Coverage, the FundPreferred shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

         4.       Designation of Dividend Period.

                  (a) The initial Dividend Period for each Series of FundPreferred shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, FundPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and a FundPreferred shares Basic Maintenance Certificate to Moody's (if Moody's is then rating the FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating the FundPreferred shares and so requires.

                  (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or
(y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                           (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                           (ii)     a notice stating that the Fund has
         determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

         5. Restrictions on Transfer. Shares of a Series of FundPreferred shares may be transferred only (a) pursuant to an order placed in an Auction,
(b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of FundPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6.       Voting Rights.

                  (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series of FundPreferred shares shall be entitled to one vote for each share of any Series of FundPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each share of Preferred Shares, including each Series of FundPreferred shares, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of FundPreferred shares, voting together as a single class, shall elect the balance of the trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of FundPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of FundPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                           (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

                  (c) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares, including each Series of FundPreferred shares, to elect additional trustees as described in paragraph
(b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of FundPreferred shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the
Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

                  (d) The terms of office of all persons who are trustees of the Fund at the time of a special meeting of holders of the FundPreferred shares and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent trustees elected by such holders and the remaining incumbent trustees, shall constitute the duly elected trustees of the Fund.

                  (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the FundPreferred shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this
Section 6.

                  (f) So long as any of the shares of Preferred Shares, including each Series of FundPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(g) below;

(ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred shares Asset Coverage and FundPreferred shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause
(vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

                  (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, Fitch and any such Other Rating Agency, as applicable, of the results of such vote.

                  (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

                  (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of Moody's (if Moody's is then rating the FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) or any Other Rating Agency which is then rating the FundPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including FundPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from Moody's, Fitch or Other Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to and adopted in connection with another rating agency's rating of any Series of FundPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the shares of the Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred shares Basic Maintenance Amount.

                  (j) Unless otherwise required by law, holders of shares of any Series of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for trustees pursuant to the provisions of this Section 6.

                  (k) The foregoing voting provisions will not apply with respect to any Series of FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         7.       Liquidation Rights.

                  (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of FundPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of FundPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

                  (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

                  (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

                  (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

                  (e) After the payment to the Holders of Preferred Shares, including FundPreferred shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including FundPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.

                  (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of FundPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with FundPreferred shares unless proportionate distributive amounts shall be paid on account of the FundPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

                  (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the FundPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the FundPreferred shares shall not be entitled to share therein.

         8. Auction Agent. For so long as any FundPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any FundPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act FundPreferred shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the FundPreferred shares are Outstanding, asset coverage with respect to the FundPreferred shares which is equal to or greater than the 1940 Act FundPreferred shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         10. FundPreferred shares Basic Maintenance Amount. So long as the FundPreferred shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating the shares of the FundPreferred shares, the Fund shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the FundPreferred shares), Fitch Eligible Assets (if Fitch is then rating the FundPreferred shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the FundPreferred shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

         11. Certain Other Restrictions. For so long as any shares of FundPreferred shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating the shares of FundPreferred shares, the Fund will not, unless it has received written confirmation from Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to a Series of FundPreferred shares, engage in any one or more of the following transactions:

                  (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities;

                  (b) issue additional shares or series of FundPreferred shares or any class or series of shares ranking prior to or on a parity with FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of FundPreferred shares Series M, T, W, TH and F previously purchased or redeemed by the Fund;

                  (c)      engage in any short sales of securities;

                  (d)      lend portfolio securities; or

                  (e) merge or consolidate into or with any other corporation.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any FundPreferred shares are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating such shares:

                  (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Fund on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the FundPreferred shares Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act FundPreferred shares Asset Coverage is met as of that date.

                  (b) Upon any failure to maintain the required FundPreferred shares Basic Maintenance Amount or 1940 Act FundPreferred shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundPreferred shares outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundPreferred shares Basic Maintenance Amount or 1940 Act FundPreferred shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                  (c) Compliance with the FundPreferred shares Basic Maintenance Amount and 1940 Act FundPreferred shares Asset Coverage tests shall be determined with reference to those FundPreferred shares which are deemed to be Outstanding hereunder.

                  (d) The Fund shall deliver to Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and when so requires a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a "FundPreferred shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the FundPreferred shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including FundPreferred shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the FundPreferred shares Basic Maintenance Amount. Such FundPreferred shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day following the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

                  (e) The Fund shall deliver to Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a certificate with respect to the calculation of the 1940 Act FundPreferred shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act FundPreferred shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act FundPreferred shares Asset Coverage. Such 1940 Act FundPreferred shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day following the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this
Section 12 may be combined into a single certificate.

                  (f) Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the FundPreferred shares Basic Maintenance Certificate and the 1940 Act FundPreferred shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a FundPreferred shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such FundPreferred shares Basic Maintenance Certificate and in any other FundPreferred shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act FundPreferred shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating FundPreferred shares), Fitch (if Fitch is then rating the FundPreferred shares) and any Other Rating Agency which is then rating FundPreferred shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act FundPreferred shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each FundPreferred shares Basic Maintenance Certificate and 1940 Act FundPreferred shares Asset Coverage Certificate delivered pursuant to clause
(iv) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 12, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the FundPreferred shares Basic Maintenance Amount on any prior Valuation Dates.

                  (g) The Accountant's Certificates referred to in paragraph (g) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related FundPreferred shares Basic Maintenance Amount and 1940 Act FundPreferred shares Asset Coverage Certificates, as the case may be, and (ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Declaration.

                  (h) In the event that a FundPreferred shares Basic Maintenance Certificate or 1940 Act FundPreferred shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Fund shall be deemed to have failed to maintain the FundPreferred shares Basic Maintenance Amount or the 1940 Act FundPreferred shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 13(b). In the event that a FundPreferred shares Basic Maintenance Certificate or 1940 Act FundPreferred shares Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred shares Basic Maintenance Amount or the 1940 FundPreferred shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

         14. Waiver. Holders of at least two-thirds of the Outstanding FundPreferred shares, acting collectively, or each Series of FundPreferred shares acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         15. Termination. In the event that no FundPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

         16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of FundPreferred shares or additional shares of a series of FundPreferred shares (and terms relating thereto) to the series and shares of FundPreferred shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

         17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "`AA' Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest ..001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Solomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

                  (b) "Accountant's Certificate" has the meaning set forth in Section 12(g) of this Part I.

                  (c) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

                  (d) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (e) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

                  (f) "Applicable Rate" means, with respect to each Series of FundPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of FundPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

                  (g) "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

                  (h) "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.


                  (i) "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii).

                  (j) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

                  (k) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

                  (l) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of FundPreferred shares.

                  (m) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

                  (n) "Beneficial Owner," with respect to shares of each Series of FundPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

                  (o)      "Bid" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

                  (p) "Bidder" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (q) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

                  (r) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  (s) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

                  (t) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

                  (u) "Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

                  (v) "Code" means the Internal Revenue Code of 1986, as amended.

                  (w) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

                  (x)      "Commission" means the Securities and Exchange
Commission.

                  (y) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

                  (z) "Date of Original Issue" means the date on which a Series of FundPreferred shares is originally issued by the Fund.

                  (aa) "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."


                  (bb)     "Default" has the meaning set forth in Section 2(c)
(ii) of this Part I.

                  (cc) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

                  (dd) "Default Rate" means the Reference Rate multiplied by three (3).

                  (ee) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

                  (ff) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the FundPreferred shares), Fitch Discount Factor (if Fitch is then rating the FundPreferred shares) or the discount factor established by any Other Rating Agency which is then rating the FundPreferred shares and which so requires, whichever is applicable.

                  (gg) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

                  (hh)     "Dividend Default" has the meaning set forth in
Section 2(c)(iii) of this Part I.

                  (ii) "Dividend Payment Date" with respect to a Series of FundPreferred shares means any date on which dividends are payable pursuant to
Section 2(b) of this Part I.

                  (jj) "Dividend Period" means, with respect to a Series of FundPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

                  (kk) "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the FundPreferred shares) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the FundPreferred shares, whichever is applicable.

                  (ll) "Existing Holder," with respect to shares of a series of FundPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                  (mm) "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

                  (nn)     "Fitch" means Fitch, Inc. and its successors at law.

                  (oo) "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

                           (i) Preferred Stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

               PREFERRED STOCK (1)                    DISCOUNT FACTOR
               -------------------                    ---------------
AAA Taxable Preferred                                       130%
AA Taxable Preferred                                        133%
A Taxable Preferred                                         135%
BBB Taxable Preferred                                       139%
BB Taxable Preferred                                        154%
Not rated or below BB Taxable Preferred                     161%
Investment Grade DRD Preferred                              164%
Not rated or below Investment Grade DRD Preferred           200%

------------
1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                           (ii) Corporate Debt Securities: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

                                                                                                        NOT
                                                                                                       RATED
                                                                                                        OR
     TERM TO MATURITY OF CORPORATE DEBT                                                                BELOW
                SECURITY(1)                        AAA        AA         A         BBB       BB         BB
                -----------                        ---        --         -         ---       --         --
3 years or less (but longer than 1 year) ......  106.38%    108.11%   109.89%    111.73%   129.87%    151.52%
5 years or less (but longer than 3 years) .....  111.11     112.99    114.94     116.96    134.24     151.52
7 years or less (but longer than 5 years) .....  113.64     115.61    117.65     119.76    135.66     151.52
10 years or less (but longer than 7 years) ....  115.61     117.65    119.76     121.95    136.74     151.52
15 years or less (but longer than 10 years) ...  119.76     121.95    124.22     126.58    139.05     151.52
More than 15 years ............................  124.22     126.58    129.03     131.58    144.55     151.52

------------
1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

                           The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

                           The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

                           (iii) Convertible Debt Securities: The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither
         (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                           The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

                           The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

                           If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

                           (iv) U.S. Government Securities and U.S. Treasury
         Strips:

             TIME REMAINING TO MATURITY                 DISCOUNT FACTOR
             --------------------------                 ---------------
1 year or less....................................           100%
2 years or less (but longer than 1 year)..........           103%
3 years or less (but longer than 2 years).........           105%
4 years or less (but longer than 3 years).........           107%
5 years or less (but longer than 4 years).........           109%
7 years or less (but longer than 5 years).........           112%
10 years or less (but longer than 7 years)........           114%
15 years or less (but longer than 10 years).......           122%
20 years or less (but longer than 15 years).......           130%
25 years or less (but longer than 20 years).......           146%
Greater than 30 years.............................           154%

                           (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

                           (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                           (vii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

                  (pp) "Fitch Eligible Asset" means:

                           (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

                           (ii) Short Term Money Market Instruments so long as
         (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or
         (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                           (iii) U.S. Government Securities and U.S. Treasury Strips;

                           (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or
         (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

                           (v) preferred stocks;

                           (vi) Rule 144A Securities; and

                           (vii) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the FundPreferred originally issued.

                           Financial contracts, as such term is defined in
         Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the FundPreferred.

                           Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the FundPreferred Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

                           Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of FundPreferred Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

                  (qq) "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

                  (rr) "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

                           (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                           (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

                                    (A) Outstanding financial futures contracts
                  based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

                                    (B) Outstanding financial futures contracts
                  based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the
                  Fund);

                           (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

                           (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         (ss) "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:


                  Aerospace & Defense
                  Automobiles
                  Banking, Finance & Real Estate
                  Broadcasting & Media
                  Building & Materials
                  Cable
                  Chemicals
                  Computers & Electronics
                  Consumer Products
                  Energy
                  Environmental Services
                  Farming & Agriculture
                  Food, Beverage & Tobacco
                  Gaming, Lodging & Restaurants
                  Healthcare & Pharmaceuticals
                  Industrial/Manufacturing
                  Insurance Leisure & Entertainment
                  Metals & Mining
                  Miscellaneous
                  Paper & Forest Products
                  Retail
                  Sovereign
                  Supermarkets & Drugstores
                  Telecommunications
                  Textiles & Furniture
                  Transportation Utilities

         The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

         (tt) "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

         (uu)     "Forward Commitment" has the meaning set forth in Section 8 of
Part I of this Statement.

         (vv) "FundPreferred shares" means FundPreferred shares, liquidation preference $25,000 per share.

         (ww) "FundPreferred shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

                  (i) (A) the sum of the products resulting from multiplying the number of Outstanding FundPreferred shares on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding FundPreferred shares that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date);
     (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the FundPreferred shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of
     (i)(A) through (i)(D): less

                  (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any
     (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

         (xx) "FundPreferred shares Basic Maintenance Certificate" has the meaning set forth in Section 13(d) of this Part I.

         (yy) "FundPreferred shares Series M, T, W, TH and F" means the shares of Series M, T, W, TH, and F of the FundPreferred shares or any other shares of Preferred Stock hereinafter designated as shares of Series M, T, W, TH and F of the FundPreferred shares.

         (zz) "Holder" means, with respect to FundPreferred shares, the registered holder of shares of each Series of FundPreferred shares as the same appears on the share ledger or share records of the Fund.

         (aaa)     "Hold Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

         (bbb)     "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of this Part I.

         (ccc)     "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iv) of this Part I.

         (ddd) "Market Value" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner.
Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                  (eee) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred shares Basic Maintenance Amount.

                  (fff) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

                  (ggg) "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     (hhh) "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. According to Moody's guidelines, in addition to standard monthly reporting, the Fund must notify Moody's if the portfolio coverage ratio of the discounted value of Moody's Eligible Assets to liabilities is less than 130%. Computation of rating agency asset coverage ratio requires use of the Diversification Table prior to applying discount factors noted below and after identifying Moody's eligible assets for purposes of completing basic maintenance tests. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                           (i) Preferred Stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 152%; (B) for preferred stocks of industrial and financial issuers, 197%; (C) for preferred stocks issued by real estate related issuers, 154%; and (D) for auction rate preferred stocks, 350%.

                           (ii) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                                    MOODY'S RATING CATEGORY(1)
                                                            -----------------------------------------------------------------------
      TERMS TO MATURITY OF CORPORATE DEBT SECURITY          Aaa     Aa        A       Baa       Ba       B       Caa      UNRATED(2)
      --------------------------------------------          ---     --        -       ---       --       -       ---      ----------
1 year or less.........................................     109%    112%     115%     118%     119%     125%     205%       225%
2 years or less (but longer than 1 year)...............     115     118      122      125      127      133      205        225
3 years or less (but longer than 2 years)..............     120     123      127      131      133      140      205        225
4 years or less (but longer than 3 years)..............     126     129      133      138      140      147      205        225
5 years or less (but longer than 4 years)..............     132     135      139      144      146      154      205        225
7 years or less (but longer than 5 years)..............     139     143      147      152      156      164      205        225
10 years or less (but longer than 7 years).............     145     150      155      160      164      173      205        225
15 years or less (but longer than 10 years)............     150     155      160      165      170      180      205        225
20 years or less (but longer than 15 years)............     150     155      160      165      170      190      205        225
30 years or less (but longer than 20 years)............     150     155      160      165      170      191      205        225
Greater than 30 years..................................     165     173      181      189      205      221      221        225

-----------------
(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).
(2) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Trust will use the percentage set forth under "Unrated" in this table.

           The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

                           (iii) U.S. Government Securities and U.S. Treasury
         Strips:


                                                               U.S. GOVERNMENT SECURITIES                U.S. TREASURY STRIPS
              REMAINING TERM TO MATURITY                            DISCOUNT FACTOR                         DISCOUNT FACTOR
              --------------------------                            ---------------                         ---------------
1 year or less.....................................                       107%                                    107%
2 years or less (but longer than 1 year)...........                       113                                     115
3 years or less (but longer than 2 years)..........                       118                                     121
4 years or less (but longer than 3 years)..........                       123                                     128
5 years or less (but longer than 4 years)..........                       128                                     135
7 years or less (but longer than 5 years)..........                       135                                     147
10 years or less (but longer than 7 years).........                       141                                     163
15 years or less (but longer than 10 years)........                       146                                     191
20 years or less (but longer than 15 years)........                       154                                     218
30 years or less (but longer than 20 years)........                       154                                     244

                           (iv) Short-Term Instruments and Cash: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period;
         (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and
         (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

                           (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

                           (vi) Convertible Securities:

                  (A)  Convertible Bonds:


Industry Category                   Moody's Rating Category
-----------------                   -----------------------
                     Aaa      Aa       A    Baa       Ba       B     Unrated
                     ----    ----    ----   ---      ----    ----    -------
Utility              162%    167%    172%   188%     195%    199%     300%
-------              ----    ----    ----   ----     ----    ----     ----

Industrial           256%    261%    266%   282%     290%    293%     300%
----------           ----    ----    ----   ----     ----    ----     ----

Financial            233%    238%    243%   259%     265%    270%     300%
---------            ----    ----    ----   ----     ----    ----     ----

                  (B) Upon conversion to Common Stock, the Discount Factor of 350% will be applied to the Common Stock holdings.

           (iii) "Moody's Eligible Assets" means:

             (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

             (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition, Moody's rated 2a-7 money market funds are also eligible investments.

                           (iii) U.S. Government Securities and U.S. Treasury Strips;

                           (iv) Rule 144A Securities;

                           (v) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
         (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

         In order to merit consideration as Moody's eligible asset debt securities are issued by entities which:
                  - have not filed for bankruptcy within the past three years
                  - are current on all principal and interest in their fixed income obligations
                  - are current on all preferred stock dividends
                  - possess a current, unqualified auditor's report without
                    qualified, explanatory language
         Corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets.

                           (vi) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the diversification requirements set forth in the table below and the preferred stock issue must be greater than $50 million.

         Diversification Table:

         The table below establishes maximum limits for inclusion as eligible assets prior to applying Moody's discount factors to eligible securities:

                                                             MAXIMUM SINGLE       MAXIMUM SINGLE
                                           MAXIMUM SINGLE    INDUSTRY(3)(4)       INDUSTRY(3)(4)         MINIMUM ISSUE SIZE
          RATINGS(1)                        ISSUER(2)(3)       NON-UTILITY            UTILITY             ($ IN MILLION)(5)
          ----------                        ------------     --------------       --------------         -----------------
Aaa.............................                  100%            100%                   100%                    $100
Aa..............................                   20              60                     30                      100
A...............................                   10              40                     25                      100
Baa.............................                    6              20                     20                      100
Ba..............................                    4              12                     12                       50(6)
B1-B2...........................                    3               8                      8                       50(6)
B3 or below.....................                    2               5                      5                       50(6)

------------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5)   Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust's total assets.

                           (vii) Financial contracts, as such term is defined in
         Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the FundPreferred.

                           Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the FundPreferred shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

                           Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of FundPreferred Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with fund engagement in hedging transactions except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

      (jjj) "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

      (kkk) "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

            (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                  (A) outstanding financial futures contracts based on such
             index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                  (B) outstanding financial futures contracts based on any
             index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund;

             (ii) The Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                  (A) Outstanding financial futures contracts based on Treasury
             Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

                  (B) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

             (iii) The Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

             (iv) The Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

             (v) The Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

             (vi) The Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

             (vii) The Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discontinued Value equal to or greater than the FundPreferred shares Basic Maintenance Amount.

      (lll) "Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the FundPreferred shares):

      1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition.

      2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

      3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables.

      4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

      5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products
(building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development.

      6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers.

      7. Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass.

      8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies.

      9. Diversified/Conglomerate Manufacturing.

      10. Diversified/Conglomerate Service.

      11. Diversified Natural Resources, Precious Metals and Minerals:
Fabricating, Distribution.

      12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal.

      13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology.

      14. Finance: Investment Brokerage, Leasing, Syndication, Securities.

      15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers.

      16. Grocery: Grocery Stores, Convenience Food Stores.

      17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment.

      18. Home and Office Furnishings, Housewares, and Durable Consumer
Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges.

      19. Hotels, Motels, Inns and Gaming.

      20. Insurance: Life, Property and Casualty, Broker, Agent, Surety.

      21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution.

      22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
Industrial, Machine Tools, Steam Generators.

      23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing.,

      24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling.

      25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment.

      26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport.

      27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom.

      28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

      29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes.

      30. Personal Transportation: Air, Bus, Rail, Car Rental.

      31. Utilities: Electric, Water, Hydro Power, Gas.

      32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies.

      The Fund will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

                  (mmm) "1940 Act FundPreferred shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                  (nnn) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                  (ooo) "1940 Act FundPreferred shares Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to Section 12(e) of this Part I.

                  (ppp) "Notice of Redemption" means any notice with respect to the redemption of shares of FundPreferred shares pursuant to Section 3.

                  (qqq)    "Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

                  (rrr) "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the FundPreferred shares pursuant to the request of the Fund.

                  (sss) "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of FundPreferred shares.

         (ttt) "Outstanding" or "outstanding" means, as of any date, FundPreferred shares theretofore issued by the Fund except, without duplication,
(i) any shares of FundPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundPreferred shares and (ii) any FundPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any the FundPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of FundPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the FundPreferred shares Basic Maintenance Amount, FundPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

         (uuu) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

         (vvv) "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

         (www) "Person" or "person" means and includes an individual, a partnership, a Fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (xxx) "Potential Beneficial Owner," with respect to shares of a series of FundPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (yyy) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the Fund Preferred shares, of the Fund from time to time.

         (zzz) "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

         (aaaa) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

         (bbbb) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

         (cccc) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

         (dddd) "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

         (eeee) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

         (ffff) "S&P" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or its successors.

         (gggg) "Securities Act" means the Securities Act of 1933, as amended from time to time.

         (hhhh) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of FundPreferred shares Series M, T, W, TH and F.

         (iiii)    "Sell Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II of this Statement.

         (jjjj) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii)    overnight funds;

                  (iv)     U.S. Government Securities; and

                   (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively, and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

         (kkkk) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

         (llll) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(ii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

         (mmmm)    "Standard Dividend Period" means a Dividend Period of 7 days.

         (nnnn) "Submission Deadline" means 12:00 P.M., Eastern Standard Time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (oooo)    "Submitted Bid" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

         (pppp) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (qqqq) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (rrrr) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (ssss) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (tttt) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

         (uuuu) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

         (vvvv) "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

         (wwww) "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities Program.

         (xxxx) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which FundPreferred shares Series M, T, W, TH and F initially is issued.

         (yyyy) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

     18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

     1.   Orders

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                           (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A)(i), (B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b)      (i)      A Bid by a Beneficial Owner or an Existing
         Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A)      the number of Outstanding shares of
                  such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                                    (B)      such number or a lesser number of
                  Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this
                  Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C)      the number of Outstanding shares of
                  such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
                  (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                           (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A)      the number of Outstanding shares of
                  such series specified in such Sell Order; or

                                    (B)      such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of FundPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                           (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A)      the number of Outstanding shares of
                  such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                                    (B)      such number or a lesser number of
                  Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of FundPreferred shares other than whole shares shall be valid.

         2.       Submission of Orders by Broker-Dealers to Auction Agent

                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                           (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                           (ii) the aggregate number of shares of such series that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                                    (A)      the number of shares, if any, of
                  such series subject to any Hold Order of such Existing Holder;

                                    (B)      the number of shares, if any, of
                  such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                    (C)      the number of shares, if any, of
                  such series subject to any Sell Order of such Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding shares of FundPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the

Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding FundPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                           (ii)     (A)      (A) any Bid for shares of such
                  series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                                    (B)      subject to subclause (A), if more
                  than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                                    (C)      subject to subclauses (A) and (B),
                  if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                    (D)      in any such event, the number, if
                  any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more shares of a series of FundPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

                  (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                           (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundPreferred shares" of such series);

                           (ii) from the Submitted Orders for shares of such series whether:

                                    (A)      the number of Outstanding shares of
                  such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series;

         exceeds or is equal to the sum of:

                                    (B)      the number of Outstanding shares of
                  such series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series; and

                                    (C)      the number of Outstanding shares of
                  such series subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                           (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                                    (A)      (I) each such Submitted Bid of
                  Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                                    (B)      (I) each such Submitted Bid of
                  Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available FundPreferred shares of such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for shares of the series of FundPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

                           (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                           (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                           (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Existing Holders shall continue to hold the FundPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the FundPreferred shares subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bid, unless the number of Outstanding FundPreferred shares subject to all such Submitted Bids shall be greater than the number of FundPreferred shares ("remaining shares") in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of FundPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                           (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                  (b) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundPreferred shares subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such

         Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of a series of FundPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                  (d)      If, as a result of the procedures described in clause
(iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of FundPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of FundPreferred shares.

                  (e)      If, as a result of the procedures described in clause
(v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundPreferred shares of such Series or purchase among Potential Holders so that only whole shares of FundPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundPreferred shares of such series on such Auction Date.

                  (f) Based on the results of each Auction for shares of a series of FundPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of FundPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of FundPreferred shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundPreferred shares of any series or to pay for FundPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

         IN WITNESS WHEREOF, NUVEEN QUALITY PREFERRED INCOME FUND has caused these presents to be signed in its name and on its behalf by its Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                        NUVEEN QUALITY PREFERRED INCOME FUND



                                        By:
                                           ------------------------------------
                                           Jessica R. Droeger, Vice President
ATTEST:
----------------------------------------
Virginia L. O'Neil, Assistant Secretary

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC,       Obligations rated `BB', `B', `CCC', `CC', and `C' are
         CC, And C         regarded as having significant  speculative
                           characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         C The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         P The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         R The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.              Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

          - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3              Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

         A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

SHORT-TERM LOANS

         MIG 1/VMIG 1      This designation denotes superior credit quality.
                           Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2      This designation denotes strong credit quality.
                           Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3      This designation denotes acceptable credit quality.
                           Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

         BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C        High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         DDD, DD, and D    The ratings of obligations in this category are based
                           on their prospects for achieving Default partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                           `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `D' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C                 High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D                 Default.  Denotes actual or imminent payment default.

         Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'. `NR' indicates that Fitch does not rate the issuer or issue in question. `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.